                                                   Filed Pursuant to Rule 497(c)
                                    under the Securities Act of 1933, as amended
                                                  Registration File No: 33-65632

[SCHRODERS LOGO OMITTED]

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PROSPECTUS
DECEMBER 31, 2004

SCHRODER U.S. CORE FIXED INCOME FUND

Investor Shares

This Prospectus describes a mutual fund offered by Schroder Series Trust.

      SCHRODER U.S. CORE FIXED INCOME FUND seeks a high level of total return.
      The Fund invests in U.S. Government and agency securities, mortgage-backed and asset-backed securities, and other investment grade fixed income investments. The Fund intends to maintain a dollar-weighted average portfolio duration of three to six years.

This Prospectus explains what you should know about the Fund before you invest.
Please read it carefully. You can call the Schroder Mutual Funds at (800)
464-3108 to find out more about the Fund and other funds in the Schroder family of funds. From outside the United States, please call collect to (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS
PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                              SCHRODER SERIES TRUST

                                                                          PAGE
                                                                          ----

SUMMARY INFORMATION

This summary provides a brief description of the Fund's investment objectives, principal investment strategies, and principal risks.

SCHRODER U.S. CORE FIXED INCOME FUND

o INVESTMENT OBJECTIVE.  To seek a high level of total return.

o PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in fixed income obligations of issuers located in the United States, which may include, for example:

     o   securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
     o   debt securities of domestic or foreign corporations;
     o   mortgage-backed and other asset-backed securities;
     o   taxable and tax-exempt municipal bonds;
     o   obligations of international agencies or supranational entities;
     o   debt securities convertible into equity securities;
     o   inflation-indexed bonds;
     o   structured notes, including hybrid or "indexed" securities, event-linked bonds, and loan participations;
     o   delayed funding loans and revolving credit facilities; and
     o   short-term investments, such as repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers' acceptances.

The Fund's adviser currently expects that a substantial portion of the Fund's assets will be invested in mortgage-backed and asset-backed securities.

The Fund will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States, or is domiciled or has its principal place of business located in the United States, or if the Fund's adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States. The
Fund may invest up to 20% of its net assets in obligations of issuers (including governmental issuers) that are not located in the United States.

The Fund will normally invest only in securities issued or guaranteed by the
U.S. Government or its agencies or instrumentalities and in securities of
"investment grade" at the time of purchase, which means either that a nationally recognized statistical rating organization (for example, Moody's Investor
Service, Inc., Standard & Poor's Rating Service, or Fitch Investors Service,
Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. If more than one nationally recognized statistical rating organization has rated a security, the adviser will consider the highest rating for the purposes of determining whether the security is "investment grade."

Fixed income securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

The Fund may enter into interest rate futures and options, interest rate swap agreements and credit default swaps. (A derivative instrument will be considered to be a fixed income security if it is itself a fixed income security or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by a fixed income security.) The Fund may use these
"derivatives" for hedging purposes. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments
(not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this
Prospectus and in the Statement of Additional Information.

The Fund intends to maintain a dollar weighted average portfolio duration of three to six years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates.

                                      -3-

Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The adviser focuses on the sectors and securities it believes are undervalued relative to the market.

The Fund's adviser will trade the Fund's portfolio securities actively. In selecting individual securities for investment, the Fund's adviser typically:

  o   uses in-depth fundamental research to identify sectors and securities for investment by the Fund and to analyze risk;

  o   exploits inefficiencies in the valuation of risk and reward;

  o   looks to capitalize on rapidly shifting market risks and dynamics caused by economic and technical factors; and

  o   considers the liquidity of securities and the portfolio overall as an important factor in portfolio construction.

o PRINCIPAL RISKS.

  o   It is possible to lose money on an investment in the Fund.

  o   CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

  o   INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

  o   MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest prepayments on mortgage-backed and asset-backed investments in lower-yielding investments.

  o   FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. In addition, the values of investments in foreign securities may be affected by changes in the values of the currencies in which the securities are denominated.

  o   U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed by the credit of those issuers.

  o   DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

  o   INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the
      Fund's investments may decline as inflation reduces the value of money.
      Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

  o   LEVERAGE RISK. Certain investments available to the Fund may involve leverage. Leverage tends to make the Fund more volatile, because it tends to exaggerate the effect of any increase or decrease in the values of the
      Fund's portfolio securities.

  o   LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times.

                                      -4-

  o   FREQUENT TRADING / PORTFOLIO TURNOVER RISK. Frequent trading of the Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 400%.

                                      -5-

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
INVESTOR SHARES OF THE FUND.

SHAREHOLDER FEES (paid directly from your investment):

     Maximum Sales Load Imposed on Purchases........................... None
     Maximum Deferred Sales Load....................................... None
     Maximum Sales Load Imposed on Reinvested Dividends................ None
     Redemption Fee.................................................... None
     Exchange Fee...................................................... None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):

Management Fees.....................       0.25%
Distribution (12b-1) Fees...........       None
Other Expenses(1)...................       0.57%
Total Annual Fund Operating Expenses       0.82%
Less:  Fee Waiver and/or
    Expense Limitation(2)    .......      (0.42)%
Net Expenses (2)....................       0.40%

        (1) "Other Expenses" are based on estimated amounts for the Fund's current fiscal year.

        (2) The Net Expenses shown for the Fund reflect the effect of contractually imposed fee waivers and/or expense limitations, in effect through December 31, 2005, on the Total Annual Fund Operating Expenses
        of the Fund. In order to limit the expenses of the Fund's Investor
        Shares, the Fund's adviser is contractually obligated to reduce its compensation and, if necessary, to pay certain other Fund expenses until
        December 31, 2005 to the extent that the Total Annual Fund Operating
        Expenses of the Fund allocable to its Investor Shares exceed the annual rate of 0.40% of the average daily net assets attributable to the Fund's
        Investor Shares.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Shares of the Fund for the time periods indicated and then redeem all of your Investor Shares at the end of those periods. The Example also assumes that your investment earns a 5%
return each year and that the Fund's operating expenses for each year are the same as the Fund's Total Annual Fund Operating Expenses shown above (except that, in the first year, the operating expenses are the same as the Fund's Net
Expenses shown above). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

------------------------ ------------------------
        1 Year                   3 Years
------------------------ ------------------------
          $41                     $220
------------------------ ------------------------

                                      -6-

PERFORMANCE INFORMATION

The Fund has only recently been organized and as a result has no historical investment performance. For performance information with respect to other investment accounts managed by the Fund's adviser, see the Statement of
Additional Information.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund may not achieve its objective(s) in all circumstances. The following provides more detail about certain of the principal risks of investing in the
Fund and the circumstances which could adversely affect the value of the Fund's shares or its investment return.

o INTEREST RATE RISK. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

o CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the
Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer's securities.

The Fund invests in securities of "investment grade" at the time of purchase, which means that either a nationally recognized statistical rating organization
(for example, Moody's Investor Service, Inc., Standard & Poor's, or Fitch
Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the Fund's investment adviser has determined the securities to be of comparable quality. If a security has been rated by more than one nationally recognized statistical rating organization, the Fund's adviser will consider the highest rating for the purposes of determining whether the security is "investment grade." The Fund will not necessarily dispose of a security held by it if its rating falls below investment grade, although the
Fund's adviser will consider whether the security continues to be an appropriate investment for the Fund. The Fund considers whether a security is "investment grade" only at the time of purchase.

Credit risk is generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit rating agencies based their ratings largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

o INFLATION/DEFLATION RISK. Inflation risk is the risk that the Fund's assets or income from the Fund's investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the
Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy may decline over time - the opposite of inflation.
Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

o MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal.
Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of

                                      -7-

repayment (including prepayment) on the underlying mortgages or assets increase;
it is possible that the Fund may lose the entire amount of its investment in an
IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

o FOREIGN INVESTMENT RISK. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund's investments in certain foreign countries. Since foreign securities in which the Fund invests may be denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies, although Schroders will typically (though not necessarily) attempt to limit any foreign currency exposure of the Fund by entering into foreign currency exchange contracts or other hedging transactions. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, the Fund may have limited recourse available to it. The laws of some foreign countries may limit the
Fund's ability to invest in securities of certain issuers located in those countries.

Special tax considerations apply to the Fund's investments in foreign securities. In determining whether to invest the Fund's assets in debt securities of foreign issuers, the Fund's adviser considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders.
Income and/or gains received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its income available for distribution to shareholders. In certain circumstances, the Fund may be able to pass through to shareholders credits for foreign taxes paid.
Certain of these risks may also apply to some extent to investments in U.S.
companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

o U.S. GOVERNMENT SECURITIES RISK. U.S. government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. government (such as the Government National
Mortgage Association) are supported by the full faith and credit of the United
States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. government (such as Fannie Mae, Freddie Mac and the Student Loan
Marketing Association) are supported only by the credit of the issuer itself.

o DERIVATIVES RISK. Derivatives are financial contracts whose value depends on, or derives from, the value of an underlying asset, reference rate, or index. The
Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Fund's investment adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index.
Derivative transactions typically involve leverage and may be highly volatile.
Use of derivatives other than for hedging purposes may be considered speculative, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the
Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into "over

                                      -8-

the counter" (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and willingness of the
Fund's counterparty to perform its obligations under the transaction.

o FREQUENT TRADING/PORTFOLIO TURNOVER RISK (BOTH FUNDS). The length of time the
Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of the Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements, in order to take advantage of what the Fund's investment adviser believes to be temporary disparities in normal yield relationships between securities. A change in the securities held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Fund, including bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance. During periods when the Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced. Consult your tax advisor regarding the impact of the Fund's portfolio turnover rate on your investments.

o LEVERAGING RISK. Certain transactions by the Fund may give rise to a form of leverage. Such transactions may include, among others, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transactions. The use of derivatives may also create leveraging risk. Leverage, including borrowing MONEY, may cause the Fund to be more volatile than if the
Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES

In addition to the principal investment strategies described in the Summary
Information section above, the Fund may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that the Fund's investment adviser might use in managing the Fund. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Fund's adviser.

  o When-issued and delayed delivery securities. The Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis.
These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for the Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

  o Temporary defensive strategies. At times, the Fund's investment adviser may judge that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the adviser may, but is not required to, temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the adviser would invest in investment grade fixed income securities, cash, or money market instruments the adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund would use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objectives.

   o Pricing. At times market conditions might make it hard to value some investments. If the Fund has valued securities it holds too highly, you may end up paying too much for the Fund's shares when you buy into the Fund. If the Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell. To the extent the Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon a sale of the security.

   o Other investments. The Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the
Fund to additional risks. Please see the Statement of Additional Information for
additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Fund.

                                      -9-

   o Changes in investment objective and policies. The investment policy of the
Fund requiring it to invest at least 80% of its net assets in fixed income obligations of issuers located in the United States, may be changed by the
Trustees without shareholder approval after providing shareholders of the Fund
60 days' prior written notice. Otherwise, the Trustees may change the investment objective and policies of the Fund without a vote of the shareholders.

   o Percentage investment limitations. Unless otherwise noted, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. An investment by the Fund would not be considered to violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment. References in any of the discussions of the Fund's investment policies to 80% of the Fund's "net assets"
refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by the Fund for investment purposes.

MANAGEMENT OF THE FUND

A Board of Trustees governs the Trust. The Board of Trustees has retained
Schroder Investment Management North America Inc. ("Schroders") to manage the investments of the Fund. Subject to the control of the Trustees, Schroders also manages the Fund's other affairs and business.

Schroders (itself and its predecessors) has been an investment manager since
1962, and currently serves as investment adviser to the Fund, other mutual funds, and a broad range of institutional investors. Schroders' ultimate parent,
Schroders plc, and its affiliates currently engage in the asset management business, and as of June 30, 2004, had in the aggregate assets under management of approximately $181 billion.

   o INVESTMENT ADVISORY FEES. The Fund pays an investment advisory fee to
Schroders at the annual rate of 0.25% of the Fund's average daily net assets.

   o EXPENSE LIMITATIONS AND WAIVERS. In order to limit the expenses of the
Fund's Investor Shares, Schroders is contractually obligated to reduce its compensation and, if necessary, to pay certain other Fund expenses until
December 31, 2005 to the extent that the Total Annual Fund Operating Expenses of the Fund allocable to its Investor Shares exceed the annual rate of 0.40% of the average daily net assets attributable to the Fund's Investor Shares. Only the
Board of Trustees of the Trust may terminate this contractual obligation prior to December 31, 2005.

   o PORTFOLIO MANAGEMENT. The following portfolio managers at Schroders have primary responsibility for making investment decisions for the Fund since the years set forth below As of September 30, 2004, the portfolio management team was responsible for managing approximately $663 million in assets utilizing an investment strategy similar to that used in managing the Fund. The portfolio managers' recent professional experience is also shown.

PORTFOLIO MANAGER      SINCE                      RECENT PROFESSIONAL EXPERIENCE

Steven Lear            Inception
                       (December 2004)            Lead portfolio manager for the
                                                  Fund. Mr. Lear is a Director
                                                  and Executive Vice President
                                                  of Schroders and has been an
                                                  employee of Schroders since
                                                  June 1998.

David  Harris          Inception
                       (December 2004)            Portfolio manager for the
                                                  Fund. Mr. Harris is a Senior
                                                  Vice President of Schroders
                                                  and has been an employee of
                                                  Schroders since November 1992.

Wesley A. Sparks       Inception
                       (December 2004)            Portfolio manager for the
                                                  Fund. Mr. Sparks has been at
                                                  Schroders since December 2000
                                                  and is currently First Vice
                                                  President of Schroders. Prior
                                                  to joining Schroders Mr.
                                                  Sparks was a portfolio manager
                                                  at Aeltus Investment
                                                  Management since June 1999.

                                      -10-

Gregg Moore            Inception
                       (December 2004)            Portfolio manager for the
                                                  Fund. Mr. Moore has been at
                                                  Schroders since June 2001 and
                                                  is currently Vice President of
                                                  Schroders. Prior to joining
                                                  Schroders Mr. Moore was a
                                                  quantitative analyst at Aeltus
                                                  Investment Management since
                                                  December 1999.

Matt Murphy            Inception
                       (December 2004)            Portfolio manager for the
                                                  Fund. Mr. Murphy has been at
                                                  Schroders since July 2004 and
                                                  is currently a Vice President
                                                  of Schroders. Prior to joining
                                                  Schroders Mr. Murphy was a
                                                  Managing Director at MONY
                                                  Capital Management from
                                                  February 2002 to July 2004 and
                                                  was previously a Director at
                                                  FitchRatings since August
                                                  1996.

HOW THE FUND'S SHARES ARE PRICED

The Fund calculates the net asset value of its Investor Shares by dividing the total value of its assets attributable to its Investor Shares, less its liabilities attributable to those shares, by the number of Investor Shares outstanding. The Fund values its Investor Shares as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day the
Exchange is open. The Trust expects that days, other than weekend days, when the
Exchange will not be open are New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day, and Christmas Day. The Fund values its portfolio securities for which market quotations are readily available at market value. Investments and assets for which market values are not readily available are valued by
Schroders at their fair values, pursuant to guidelines established by the Board of Trustees, generally by reference to other securities or indexes. For instance, a pricing service may recommend a fair value based generally on prices of comparable securities (or, when such prices are not available - for example, on a day when the bond markets are closed - based on other factors that may be indicative of the securities' values). Short-term investments that will mature within 60 days are valued by Schroders using amortized cost, a form of fair valuation, pursuant to procedures adopted by the Board of Trustees. The net asset value of the Fund's Advisor Shares may differ from that of its Investor
Shares due to differences in the expenses of Investor Shares and Advisor Shares.

HOW TO BUY SHARES

The Trust, through its distributor, Schroder Fund Advisors Inc., sells Investor
Shares of the Fund at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund you select.

You may purchase Investor Shares of the Fund by completing the Account
Application that accompanies this Prospectus, and sending payment by check or wire as described below. Acceptance of your order may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.

The Fund sells its Investor Shares at their net asset value next determined after the Fund or its transfer agent, Boston Financial Data Services, Inc.
("BFDS"), receives your request in good order (meaning that the request meets the requirements set out below and in the Account Application, and otherwise meets the requirements implemented from time to time by the Fund's transfer agent or the Fund). In order for you to receive the Fund's next determined net asset value, the Fund or BFDS must receive your order before the close of trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). The
Trust reserves the right to reject any order to purchase Investor Shares of the
Fund.

                                      -11-

The minimum investments for initial and additional purchases of Investor Shares of the Fund are as follows:

                                    INITIAL          ADDITIONAL
                                  INVESTMENT         INVESTMENTS
                                  ----------         -----------
    Regular Accounts               $100,000            $10,000

The Trust may, in its sole discretion, waive these minimum initial or subsequent investment amounts for share purchases by: an employee of Schroders, any of its affiliates or a financial intermediary authorized to sell shares of the Fund, or such employee's spouse or life partner, or children or step-children age 21 or younger; investment advisory clients of Schroders; and current or former
Trustees. For share purchases made through certain fund networks or other financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary will apply.

The Fund does not issue share certificates.

The Trust may suspend the offering of Investor Shares of the Fund for any period of time. Excessive trading can hurt Fund performance, operations, and shareholders. The Trust may reject any order to purchase shares of the Fund
(including by way of exchange) if the Trust or Schroders believes that the investor in question is engaged in "market timing" or similar activities that may be harmful to the Fund or its shareholders. The Trust may change any investment minimum from time to time.

Purchases by check. You may purchase Investor Shares of the Fund by mailing a check (in U.S. dollars) payable to the Fund. If you wish to purchase Investor
Shares of two or more Funds, make your check payable to Schroder Mutual Funds and include written instructions as to how the amount of your check should be allocated among the Fund whose shares you are purchasing. Schroder Mutual Funds will not accept third-party checks. You should direct your check and your completed Account Application as follows:

REGULAR MAIL                 OVERNIGHT OR EXPRESS MAIL
Schroder Mutual Funds        Boston Financial Data Services, Inc.
P.O. Box 8507                Attn: Schroder Mutual Funds
Boston, MA 02266             66 Brooks Drive
                             Braintree, MA  02184

For initial purchases, a completed Account Application must accompany your check.

Purchases by bank wire. If you make your initial investment by wire, a completed
Account Application must precede your order. Upon receipt of the Application,
BFDS will assign you an account number. BFDS will process wire orders received prior to the close of trading on the New York Stock Exchange (normally 4:00
p.m., Eastern Time) on each day the Exchange is open for trading at the net asset value next determined as of the end of that day. BFDS will process wire orders received after that time at the net asset value next determined thereafter.

Please call BFDS at (800) 464-3108 to give notice that you will send funds by wire, and obtain a wire reference number. (From outside the United States, please call collect to (617) 483-5000 and ask to speak with a Schroder Mutual
Funds representative.) Please be sure to obtain a wire reference number.
Instruct your bank to wire funds with the assigned reference number as follows:

          State Street Bank and Trust Company
          225 Franklin Street
          Boston, Massachusetts  02110
          ABA No.: 011000028
          Attn: Schroder Mutual Funds
          DDA No.: 9904-650-0
          FBO: Account Registration
          A/C: Mutual Fund Account Number
               Name of Fund

BFDS will not process your until it receives the wired funds.

Automatic purchases. You can make regular investments of $100 or more per month or quarter in Investor Shares of the Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you

                                      -12-

would like to utilize this option. For more information, please call (800)
464-3108.

Brokers and other financial institutions. You may also buy, redeem, and exchange
Investor Shares of the Fund through an authorized broker or other financial institution that has an agreement with Schroders or Schroder Fund Advisors Inc.
The purchase, redemption and exchange policies and fees charged such brokers and other institutions may be different than those of the Fund. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying, exchanging, or redeeming Investor Shares. Please consult a representative of your financial institution for further information.

Certain brokers or other financial institutions may accept purchase and redemption orders for Investor Shares on behalf of the Fund. Such brokers or financial institutions may designate other intermediaries to accept purchase and redemption orders on behalf of the Fund. For purposes of pricing, the Fund may be deemed to have received a purchase or redemption order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and Schroder Fund Advisors Inc., the Trust's distributor, provide that these orders would be priced at the Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee.

Brokers or other agents may charge investors a fee for effecting transactions in shares of the Fund, in addition to any fees the Fund charge.

Purchases in-kind. Investors may purchase Investor Shares of the Fund for cash or in exchange for securities, subject to the determination by Schroders in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If the Fund receives securities from an investor in exchange for
Investor Shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund's gain for tax purposes would be calculated with regard to the investor's tax basis), and in such cases the Fund's holding period in those securities would include the investor's holding period. Any gain on the sale of securities received in exchange for Investor Shares of the Fund would be subject to distribution as capital gain to all of the Fund's shareholders. (In some circumstances, receipt of securities from an investor in exchange for Investor
Shares of the Fund may be a taxable transaction to the investor, in which case the Fund's tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Fund values securities accepted by
Schroders in the same manner as it does for the Fund's portfolio securities as of the time of the next determination of the Fund's net asset value. Although the Fund seeks to determine the fair value of securities contributed to the
Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the Fund. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor. Investors may realize a taxable gain or loss. Investors interested in purchases through exchange should telephone Schroders at (800)
464-3108, their Schroders client representative, or other financial intermediary.

Certain payments by Schroders or its affiliates. Schroder Fund Advisors Inc.,
Schroders, or their affiliates may, at their own expense and out of their own assets, provide compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, they may make this compensation available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of the Fund. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

If correspondence to the shareholder's address of record is returned, then, unless the Transfer Agent determines the shareholder's new address, the Transfer
Agent will reinvest dividends and other distributions returned to it in the
Fund, and the checks will be canceled.

HOW TO SELL SHARES

When You May Redeem. You may sell your Investor Shares back to the Fund on any day the New York Stock Exchange is open by sending a letter of instruction or stock power form to Schroder Mutual Funds, or by calling BFDS at (800) 464-3108.
The price you will receive is the net asset value next determined after receipt of your redemption request in good order. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. A bank, broker-dealer, or certain other financial institutions must guarantee any signature in the form of the Stamp 2000
Medallion Guarantee. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Unless otherwise agreed, you may only exercise the

                                      -13-

telephone redemption privilege to redeem shares worth not more than $50,000. The
Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, surviving joint owners, those acting through powers of attorney, or similar delegation.

The Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. The Trust generally sends payment for shares on the business day after a request is received. In case of emergencies, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Investor Shares by check, the Trust will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

Involuntary Redemptions. If, because of your redemptions, your account balance for the Fund falls below a minimum amount set by the Trustees (presently
$2,000), the Trust may choose to redeem your Investor Shares in the Fund and pay you for them. You will receive at least 30 days written notice before the Trust redeems your Investor Shares, and you may purchase additional Investor Shares at any time to avoid a redemption. The Trust may also redeem Investor Shares if you own shares of the Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

Suspension. The Trust may suspend the right of redemption for the Fund during any period when: (1) trading on the New York Stock Exchange is restricted, as determined by the SEC, or the Exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC)
exists, making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

Redemptions in kind. The Trust has agreed to redeem Investor Shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets attributable to Investor Shares during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders of the Fund, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. The Trust does not expect to redeem Investor Shares in kind under normal circumstances. If the Trust redeems your Investor Shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the price of those securities may change between the time when you receive the securities and the time when you are able to dispose of them.

General. If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each signature, by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. For more details, please contact BFDS at (800) 464-3108, your Schroders client representative or your financial intermediary. The Trust may require corporations, fiduciaries, and other types of shareholders to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. BFDS and the
Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.

EXCHANGES

You can exchange your Investor Shares of the Fund for Investor Shares of other funds in the Schroder family of funds at any time at their respective net asset values. The Trust would treat the exchange as a sale of your Investor Shares, and any gain on the exchange will generally be subject to tax. For a listing of the Schroder funds available for exchange and to exchange Investor Shares, please call (800) 464-3108. (From outside the United States, please call collect to (617) 483-5000 and ask to speak with a representative of the Schroder Mutual
Funds.) In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. The Trust and Schroders reserve the right to change or suspend the exchange privilege at any time. Schroders would notify shareholders of any such change or suspension. The Trust or
Schroders may limit the amount or number of exchanges or reject any exchange if the Trust or Schroders believes that the investor in question is engaged in
"market timing activities" or similar activities that may be harmful to the Fund or its shareholders. See "How to Buy Shares" above for additional information.

DIVIDENDS AND DISTRIBUTIONS

                                      -14-

The Fund declares dividends from net investment income daily and distributes these dividends monthly. The Fund distributes net realized capital gain at least annually. The Fund makes distributions from net capital gain after applying any available capital loss carryovers.

Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends through the date of redemption.

YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

  o   Reinvest all distributions in additional Investor Shares of the Fund;

  o   Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional Investor Shares of the Fund;

  o   Receive distributions from net investment income in additional Investor
      Shares of the Fund while receiving capital gain distributions in cash; or

  o   Receive all distributions in cash.

You can change your distribution option by notifying BFDS in writing. If you do not select an option when you open your account, the Fund will reinvest all distributions in Investor Shares of the Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

PAYMENT OF FEES

The Fund may pay Schroders or its affiliates, banks, broker-dealers, financial advisors, or other financial institutions fees for sub-administration, sub-transfer agency, and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. In addition, the Fund's service providers, including Schroders, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

TAXES

TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends) are taxed as ordinary income. Taxes on distributions of capital gains are determined by how long your Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Generally, gains realized by the Fund on the sale or exchange of investments, the income from which is tax exempt, will be taxable to shareholders. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from
"qualified dividend income" will be taxed in the hands of individuals at rates applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10%
and 15% rate brackets - for taxable years beginning on or before December 31,
2008.

TAXES WHEN YOU SELL, REDEEM OR EXCHANGE YOUR SHARES. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund)
of your shares in the Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

                                      -15-

FOREIGN TAXES. The Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

INVESTMENTS IN DEBT OBLIGATIONS. The Fund's investment in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a
summary of certain U.S. federal income tax consequences of investing in the
Fund. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Fund.

USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with the Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation.
If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

                                      -16-

                               INVESTMENT ADVISER
                Schroder Investment Management North America Inc.
                                875 Third Avenue
                            New York, New York 10022

                                  ADMINISTRATOR
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                    CUSTODIAN
                             J.P. Morgan Chase Bank
                                 270 Park Avenue
                            New York, New York 10017

                                   DISTRIBUTOR
                           Schroder Fund Advisors Inc.
                                875 Third Avenue
                            New York, New York 10022

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                      Boston Financial Data Services, Inc.
                               Two Heritage Drive
                        North Quincy, Massachusetts 02171

                                     COUNSEL
                                Ropes & Gray LLP
                             One International Place
                           Boston, Massachusetts 02110

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PricewaterhouseCoopers LLP
                               Two Commerce Square
                                   Suite 1700
                               2001 Market Street
                        Philadelphia, Pennsylvania 19103

SCHRODER SERIES TRUST
Schroder U.S. Core Fixed Income Fund

Schroder U.S. Core Fixed Income Fund has a statement of additional information
(SAI) which includes additional information about the Fund. The SAI is incorporated by reference into this Prospectus, which means it is part of this
Prospectus for legal purposes. You may get free copies of these materials, request other information about the Fund, or make shareholder inquiries by calling (800) 464-3108. From outside the United States, please call collect to
(617) 483-5000 and ask to speak with a representative of the Schroder Mutual
Funds.

You may review and copy information about the Fund, including its SAI, at the
Securities and Exchange Commission's public reference room in Washington, D.C.
You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Fund on the Commission's Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C.
20549-0102. You may need to refer to Schroder Series Trust's file number under the Investment Company Act, which is 811-7840.

SCHRODER SERIES TRUST
875 Third Avenue
New York, New York 10022
(800) 464-3108

File No. 811-7840

                                                   Filed Pursuant to Rule 497(c)
                                    under the Securities Act of 1933, as amended
                                                  Registration File No: 33-65632

[SCHRODERS LOGO OMITTED]

PROSPECTUS
DECEMBER 31, 2004

SCHRODER U.S. CORE FIXED INCOME FUND

Advisor Shares

This Prospectus describes a mutual fund offered by Schroder Series Trust.

      SCHRODER U.S. CORE FIXED INCOME FUND seeks a high level of total return.
      The Fund invests in U.S. Government and agency securities, mortgage-backed and asset-backed securities, and other investment grade fixed income investments. The Fund intends to maintain a dollar-weighted average portfolio duration of three to six years.

This Prospectus explains what you should know about the Fund before you invest.
Please read it carefully. You can call the Schroder Mutual Funds at (800)
464-3108 to find out more about the Fund and other funds in the Schroder family of funds. From outside the United States, please call collect to (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS
PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                              SCHRODER SERIES TRUST

                                                                          PAGE
                                                                          ----

                                      -2-

SUMMARY INFORMATION

This summary provides a brief description of the Fund's investment objectives, principal investment strategies, and principal risks.

SCHRODER U.S. CORE FIXED INCOME FUND

o INVESTMENT OBJECTIVE.  To seek a high level of total return.

o PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in fixed income obligations of issuers located in the United States, which may include, for example:

     o   securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
     o   debt securities of domestic or foreign corporations;
     o   mortgage-backed and other asset-backed securities;
     o   taxable and tax-exempt municipal bonds;
     o   obligations of international agencies or supranational entities;
     o   debt securities convertible into equity securities;
     o   inflation-indexed bonds;
     o   structured notes, including hybrid or "indexed" securities, event-linked bonds, and loan participations;
     o   delayed funding loans and revolving credit facilities; and
     o   short-term investments, such as repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers' acceptances.

The Fund's adviser currently expects that a substantial portion of the Fund's assets will be invested in mortgage-backed and asset-backed securities.

The Fund will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States, or is domiciled or has its principal place of business located in the United States, or if the Fund's adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States. The
Fund may invest up to 20% of its net assets in obligations of issuers (including governmental issuers) that are not located in the United States.

The Fund will normally invest only in securities issued or guaranteed by the
U.S. Government or its agencies or instrumentalities and in securities of
"investment grade" at the time of purchase, which means either that a nationally recognized statistical rating organization (for example, Moody's Investor
Service, Inc., Standard & Poor's Rating Service, or Fitch Investors Service,
Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. If more than one nationally recognized statistical rating organization has rated a security, the adviser will consider the highest rating for the purposes of determining whether the security is "investment grade."

Fixed income securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

The Fund may enter into interest rate futures and options, interest rate swap agreements and credit default swaps. (A derivative instrument will be considered to be a fixed income security if it is itself a fixed income security or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by a fixed income security.) The Fund may use these
"derivatives" for hedging purposes. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments
(not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this
Prospectus and in the Statement of Additional Information.

                                      -3-

The Fund intends to maintain a dollar weighted average portfolio duration of three to six years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The adviser focuses on the sectors and securities it believes are undervalued relative to the market.

The Fund's adviser will trade the Fund's portfolio securities actively. In selecting individual securities for investment, the Fund's adviser typically:

  o   uses in-depth fundamental research to identify sectors and securities for investment by the Fund and to analyze risk;

  o   exploits inefficiencies in the valuation of risk and reward;

  o   looks to capitalize on rapidly shifting market risks and dynamics caused by economic and technical factors; and

  o   considers the liquidity of securities and the portfolio overall as an important factor in portfolio construction.

o PRINCIPAL RISKS.

  o   It is possible to lose money on an investment in the Fund.

  o   INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

  o   CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

  o   INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the
      Fund's investments may decline as inflation reduces the value of money.
      Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

  o   MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest prepayments on mortgage-backed and asset-backed investments in lower-yielding investments.

  o   U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

  o   FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. In addition, the values of investments in foreign securities is affected by changes in the values of the currencies in which the securities are denominated.

  o   DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

  o   FREQUENT TRADING / PORTFOLIO TURNOVER RISK. Frequent trading of the Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 400%.

                                      -4-

  o   LEVERAGE RISK. Certain investments available to the Fund may involve leverage. Leverage tends to make the Fund more volatile, because it tends to exaggerate the effect of any increase or decrease in the values of the
      Fund's portfolio securities.

  o   LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times.

                                      -5-

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
ADVISOR SHARES OF THE FUND.

SHAREHOLDER FEES (paid directly from your investment):

     Maximum Sales Load Imposed on Purchases.......................... None
     Maximum Deferred Sales Load...................................... None
     Maximum Sales Load Imposed on Reinvested Dividends............... None
     Redemption Fee................................................... None
     Exchange Fee..................................................... None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):

Management Fees.....................       0.25%
Distribution (12b-1) Fees...........       0.25%
Other Expenses(1)...................       0.57%
Total Annual Fund Operating Expenses       1.07%
Less:  Fee Waiver and/or
    Expense Limitation(2)    .......      (0.42)%
Net Expenses (2)....................       0.65%

        (1) "Other Expenses" are based on estimated amounts for the Fund's current fiscal year.

        (2) The Net Expenses shown for the Fund reflect the effect of contractually imposed fee waivers and/or expense limitations, in effect through December 31, 2005, on the Total Annual Fund Operating Expenses
        of the Fund. In order to limit the expenses of a Fund's Advisor Shares, the Fund's adviser is contractually obligated to reduce its compensation and, if necessary, to pay certain other Fund expenses until December 31,
        2005 to the extent that the Total Annual Fund Operating Expenses of the
        Fund allocable to its Advisor Shares exceed the annual rate of 0.65% of the average daily net assets attributable to the Fund's Advisor Shares.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Advisor Shares of the Fund for the time periods indicated and then redeem all of your Advisor Shares at the end of those periods. The Example also assumes that your investment earns a 5%
return each year and that the Fund's operating expenses for each year are the same as the Fund's Total Annual Fund Operating Expenses shown above (except that, in the first year, the operating expenses are the same as the Fund's Net
Expenses shown above). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

------------------------ ------------------------
        1 Year                   3 Years
------------------------ ------------------------
          $66                     $299
------------------------ ------------------------

PERFORMANCE INFORMATION

The Fund has only been recently organized and as a result has no historical investment performance. For performance information with respect to other investment accounts managed by the Fund's adviser, see the Statement of
Additional Information.

PRINCIPAL RISKS OF INVESTING IN THE FUND

                                      -6-

A Fund may not achieve its objective(s) in all circumstances. The following provides more detail about certain of the principal risks of investing in the
Fund and the circumstances which could adversely affect the value of the Fund's shares or its investment return.

o INTEREST RATE RISK. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

o CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the
Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer's securities.

The Fund invests in securities of "investment grade" at the time of purchase, which means that either a nationally recognized statistical rating organization
(for example, Moody's Investor Service, Inc., Standard & Poor's, or Fitch
Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the Fund's investment adviser has determined the securities to be of comparable quality. If a security has been rated by more than one nationally recognized statistical rating organization, the Fund's adviser will consider the highest rating for the purposes of determining whether the security is "investment grade." The Fund will not necessarily dispose of a security held by it if its rating falls below investment grade, although the
Fund's adviser will consider whether the security continues to be an appropriate investment for the Fund. The Fund considers whether a security is "investment grade" only at the time of purchase.

Credit risk is generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit rating agencies based their ratings largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

o INFLATION/DEFLATION RISK. Inflation risk is the risk that the Fund's assets or income from the Fund's investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the
Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy may decline over time - the opposite of inflation.
Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

o MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal.
Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease.
Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

                                      -7-

o FOREIGN INVESTMENT RISK. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund's investments in certain foreign countries. Since foreign securities in which the Fund invests may be denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies, although Schroders will typically (though not necessarily) attempt to limit any foreign currency exposure of the Fund by entering into foreign currency exchange contracts or other hedging transactions. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, the Fund may have limited recourse available to it. The laws of some foreign countries may limit the
Fund's ability to invest in securities of certain issuers located in those countries.

Special tax considerations apply to the Fund's investments in foreign securities. In determining whether to invest the Fund's assets in debt securities of foreign issuers, the Fund's adviser considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders.
Income and/or gains received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its income available for distribution to shareholders. In certain circumstances, the Fund may be able to pass through to shareholders credits for foreign taxes paid.
Certain of these risks may also apply to some extent to investments in U.S.
companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

o U.S. GOVERNMENT SECURITIES RISK. U.S. government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. government (such as the Government National
Mortgage Association) are supported by the full faith and credit of the United
States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. government (such as Fannie Mae, Freddie Mac and the Student Loan
Marketing Association) are supported only by the credit of the issuer itself.

o DERIVATIVES RISK. Derivatives are financial contracts whose value depends on, or derives from, the value of an underlying asset, reference rate, or index. The
Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Fund's investment adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index.
Derivative transactions typically involve leverage and may be highly volatile.
Use of derivatives other than for hedging purposes may be considered speculative, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the
Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into "over the counter" (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and willingness of the
Fund's counterparty to perform its obligations under the transaction.

o FREQUENT TRADING/PORTFOLIO TURNOVER RISK (BOTH FUNDS). The length of time the
Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of the Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements, in order to take advantage of what the Fund's investment adviser believes to be temporary disparities in normal yield relationships between securities. A change in the

                                      -8-

securities held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Fund, including bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains
(including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance. During periods when the Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced. Consult your tax advisor regarding the impact of the Fund's portfolio turnover rate on your investments.

o LEVERAGING RISK. Certain transactions by the Fund may give rise to a form of leverage. Such transactions may include, among others, loans of portfolios securities, and the use of when-issued, delayed delivery, or forward commitment transactions. The use of derivatives may also create leveraging risk. Leverage, including borrowing MONEY, may cause the Fund to be more volatile than if the
Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES

In addition to the principal investment strategies described in the Summary
Information section above, the Fund may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that the Fund's investment adviser might use in managing the Fund. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Fund's adviser.

  o When-issued and delayed delivery securities. The Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis.
These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for the Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

  o Temporary defensive strategies. At times, the Fund's investment adviser may judge that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the adviser may, but is not required to, temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the adviser would invest in investment grade fixed income securities, cash, or money market instruments the adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund would use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objectives.

   o Pricing. At times market conditions might make it hard to value some investments. If the Fund has valued securities it holds too high, you may end up paying too much for the Fund's shares when you buy into the Fund. If the Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell. To the extent the Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon a sale of the security.

   o Other investments. The Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the
Fund to additional risks. Please see the Statement of Additional Information for
additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Fund.

   o Changes in investment objective and policies. The investment policy of the
Fund requiring it to invest at least 80% of its net assets in fixed income obligations of issuers located in the United States, may be changed by the
Trustees without shareholder approval after providing shareholders of the Fund
60 days' prior written notice. Otherwise, the Trustees may change the investment objective and policies of the Fund without a vote of the shareholders.

   o Percentage investment limitations. Unless otherwise noted, all percentage limitations on Fund investments listed in this

                                      -9-

Prospectus will apply at the time of investment. The Fund will not consider an investment to violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment. References in any of the discussions of the Fund's investment policies to 80% of the Fund's
"net assets" refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by the Fund for investment purposes.

MANAGEMENT OF THE FUND

A Board of Trustees governs the Trust. The Board of Trustees has retained
Schroder Investment Management North America Inc. ("Schroders") to manage the investments of the Fund. Subject to the control of the Trustees, Schroders also manages the Fund's other affairs and business.

Schroders (itself and its predecessors) has been an investment manager since
1962, and currently serves as investment adviser to the Fund, other mutual funds, and a broad range of institutional investors. Schroders' ultimate parent,
Schroders plc, and its affiliates currently engage in the asset management business, and as of June 30, 2004, had in the aggregate assets under management of approximately $181 billion.

   o INVESTMENT ADVISORY FEES. The Fund pays an investment advisory fee to
Schroders at the annual rate of 0.25% of the Fund's average daily net assets.

   o EXPENSE LIMITATIONS AND WAIVERS. In order to limit the expenses of the
Fund's Advisor Shares, Schroders is contractually obligated to reduce its compensation and, if necessary, to pay certain other Fund expenses until
December 31, 2005 to the extent that the Total Annual Fund Operating Expenses of the Fund allocable to its Advisor Shares exceed the annual rate of 0.65% of the average daily net assets attributable to the Fund's Advisor Shares. Only the
Board of Trustees of the Trust may terminate this contractual obligation prior to December 31, 2005.

   o PORTFOLIO MANAGEMENT. The following portfolio managers at Schroders have primary responsibility for making investment decisions for the Fund. As of
September 30, 2004, the portfolio management team was responsible for managing approximately $663 million in assets utilizing an investment strategy similar to that used in managing the Fund. The portfolio managers' recent professional experience is also shown.

PORTFOLIO MANAGER         SINCE                   RECENT PROFESSIONAL EXPERIENCE

Steven Lear               Inception               Lead portfolio manager for the
                          (December 2004)         Fund. Mr. Lear is a Director
                                                  and Executive Vice President
                                                  of Schroders and has been an
                                                  employee of Schroders since
                                                  June 1998.

David  Harris             Inception
                          (December 2004)         Portfolio manager for the
                                                  Fund. Mr. Harris is a Senior
                                                  Vice President of Schroders
                                                  and has been an employee of
                                                  Schroders since November 1992.

Wesley A. Sparks          Inception
                          (December 2004)         Portfolio manager for the
                                                  Fund. Mr. Sparks has been at
                                                  Schroders since December 2000
                                                  and is currently a First Vice
                                                  President of Schroders. Prior
                                                  to joining Schroders Mr.
                                                  Sparks was a portfolio manager
                                                  at Aeltus Investment
                                                  Management since June 1999.

Gregg Moore               Inception
                          (December 2004)         Portfolio manager for the
                                                  Fund. Mr. Moore has been at
                                                  Schroders since June 2001 and
                                                  is currently a Vice

                                      -10-

                                                  President of Schroders. Prior
                                                  to joining Schroders Mr. Moore
                                                  was a quantitative analyst at
                                                  Aeltus Investment Management
                                                  since December 1999.

Matt Murphy               Inception
                          (December 2004)         Portfolio manager for the
                                                  Fund. Mr. Murphy has been at
                                                  Schroders since July 2004 and
                                                  is currently a Vice President
                                                  of Schroders. Prior to joining
                                                  Schroders Mr. Murphy was a
                                                  Managing Director at MONY
                                                  Capital Management from
                                                  February 2002 to July 2004 and
                                                  was previously a Director at
                                                  FitchRatings since August
                                                  1996.

HOW THE FUND'S SHARES ARE PRICED

The Fund calculates the net asset value of its Advisor Shares by dividing the total value of its assets attributable to its Advisor Shares, less its liabilities attributable to those shares, by the number of Advisor Shares outstanding. The Fund values its Advisor Shares as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day the
Exchange is open. The Trust expects that days, other than weekend days, when the
Exchange will not be open are New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day, and Christmas Day. The Fund values its portfolio securities for which market quotations are readily available at market value. Investments and assets for which market values are not readily available are valued by
Schroders at their fair values, pursuant to guidelines established by the Board of Trustees, generally by reference to other securities or indexes. For instance, a pricing service may recommend a fair value based generally on prices of comparable securities (or, when such prices are not available - for example, on a day when the bond markets are closed - based on other factors that may be indicative of the securities' values). Short-term investments that will mature within 60 days are valued by Schroders using amortized cost, a form of fair valuation, pursuant to procedures adopted by the Board of Trustees. The net asset value of the Fund's Advisor Shares may differ from that of its Investor
Shares due to differences in the expenses of Advisor Shares and Investor Shares.

HOW TO BUY SHARES

You may purchase Advisor Shares of the Fund directly from the Trust (through
Schroder Fund Advisors Inc., the distributor of the Trust's shares), or through a service organization such as a bank, trust company, broker-dealer, or other financial organization (a "Service Organization") having an arrangement with
Schroder Fund Advisors Inc. If you do not have a Service Organization, Schroder
Fund Advisors Inc. can provide you with a list of available firms. Your Service
Organization is responsible for forwarding all of the necessary documentation to the Trust, and may charge you separately for its services.

The purchase, redemption, and exchange policies and fees charged by such Service
Organizations may be different than those of the Fund. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees in addition to any fees charged by the Fund, and may set different investment minimums or limitations on buying, exchanging, or redeeming Advisor Shares.
Please consult a representative of your Service Organization for further information.

If the Advisor Shares you purchase will be held in your own name (rather than the name of your Service Organization), your payment for the shares must be accompanied by a completed Account Application and payment by check or wire as described below. Account Applications for Advisor Shares may be obtained from the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS"), at the address provided below under "Purchases by Check," from your Service
Organization, or by calling the Schroder Mutual Funds at (800) 464-3108 (from outside the United States, please call collect to (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative). Acceptance of your order may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.
The Fund sells its Advisor Shares at their net asset

                                      -11-

value next determined after the Fund or its transfer agent, Boston Financial
Data Services, Inc. ("BFDS"), receives your receives your request in good order
(meaning that the request meets the requirements set out below and in the
Account Application, and otherwise meets the requirements implemented from time to time by the Fund's transfer agent or the Fund). In order for you to receive the Fund's next determined net asset value, the Fund or BFDS must receive your order before the close of trading on the New York Stock Exchange (normally, 4:00
p.m. Eastern Time). The Trust reserves the right to reject an order to purchase
Advisor Shares of the Fund.

Certain brokers or other financial institutions may accept purchase and redemption orders for Advisor Shares on behalf of the Fund. Such brokers or financial institutions may designate other intermediaries to accept purchase and redemption orders on behalf of the Fund. For purposes of pricing, the Fund may be deemed to have received a purchase or redemption order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and Schroder Fund Advisors Inc., the Trust's distributor, provide that these orders would be priced at the Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee.

The minimum investments for initial and additional purchases of Advisor Shares of the Fund are as follows:

                                                        INITIAL     ADDITIONAL
                                                       INVESTMENT   INVESTMENTS
                                                       ----------   ------------
  Regular Accounts                                      $10,000       $1,000
  Traditional and Roth IRAs
    o  Investments in respect of calendar year 2004      $3,000        $250
    o  Investments in respect of calendar year 2005      $4,000        $250

The Trust may, in its sole discretion, waive these minimum initial or subsequent investment amounts for share purchases by: an employee of Schroders, any of its affiliates or a financial intermediary authorized to sell shares of the Fund, or such employee's spouse or life partner, or children or step-children age 21 or younger; investment advisory clients of Schroders; and current or former
Trustees. For share purchases made through certain fund networks or other financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary will apply.

The Fund does not issue share certificates.

The Trust may suspend the offering of Advisor Shares of the Fund for any period of time. Excessive trading can hurt Fund performance, operations, and shareholders. The Trust may reject any order to purchase shares of the Fund
(including by way of exchange) if the Trust or Schroders believes that the investor in question is engaged in "market timing" or similar activities that may be harmful to the Fund or its shareholders. The Trust may change any investment minimum from time to time.

Purchases by check. You may purchase Advisor Shares of the Fund by mailing a check (in U.S. dollars) payable to the Fund. If you wish to purchase Advisor
Shares of two or more Funds, make your check payable to Schroder Mutual Funds and include written instructions as to how the amount of your check should be allocated among the Fund whose shares you are purchasing. Schroder Mutual Funds will not accept third-party checks. You should direct your check and your completed Account Application as follows:

REGULAR MAIL               OVERNIGHT OR EXPRESS MAIL
Schroder Mutual Funds      Boston Financial Data Services, Inc.
P.O. Box 8507              Attn: Schroder Mutual Funds
Boston, MA 02266           66 Brooks Drive
                           Braintree, MA  02184

For initial purchases, a completed Account Application must accompany your check.

Purchases by bank wire. If you make your initial investment by wire, a completed
Account Application must precede your order. Upon receipt of the Application,
BFDS will assign you an account number. BFDS will process wire orders received prior to the close of trading on the New York Stock Exchange (normally 4:00
p.m., Eastern Time) on each day the Exchange is open for trading at the net asset value next determined as of the end of that day. BFDS will process wire orders received after that time at the net asset value next determined thereafter.

                                      -12

Once you have an account number, you may purchase Advisor Shares through your
Service Organization or directly from the Fund by calling BFDS at (800) 464-3108 to give notice that you will send funds by wire, and obtain a wire reference number. (From outside the United States, please call collect to (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.) Please be sure to obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

          State Street Bank and Trust Company
          225 Franklin Street
          Boston, Massachusetts  02110
          ABA No.: 011000028
          Attn: Schroder Mutual Funds
          DDA No.: 9904-650-0
          FBO: Account Registration
          A/C: Mutual Fund Account Number
               Name of Fund

BFDS will not process your purchase until it receives the wired funds.

Automatic purchases. If you purchase Advisor Shares directly from the Trust and the shares are held in your own name, you can make regular investments of $100 or more per month or quarter in Advisor Shares of the Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108. If you purchase Advisor Shares through a Service Organization, your firm may also provide automatic purchase options.
Please contact your Service Organization for details.

Purchases in-kind. Investors may purchase Advisor Shares of the Fund for cash or in exchange for securities, subject to the determination by Schroders in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If the Fund receives securities from an investor in exchange for Advisor
Shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the
Fund's gain for tax purposes would be calculated with regard to the investor's tax basis), and in such cases the Fund's holding period in those securities would include the investor's holding period. Any gain on the sale of securities received in exchange for Advisor Shares of the Fund would be subject to distribution as capital gain to all of the Fund's shareholders. (In some circumstances, receipt of securities from an investor in exchange for Advisor
Shares of the Fund may be a taxable transaction to the investor, in which case the Fund's tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Fund values securities accepted by
Schroders in the same manner as it does for the Fund's portfolio securities as of the time of the next determination of the Fund's net asset value. Although the Fund seeks to determine the fair value of securities contributed to the
Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the Fund. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor. Investors may realize a taxable gain or loss. Investors interested in purchases through exchange should telephone Schroders at (800)
464-3108, their Schroders client representative, or other financial intermediary.

Certain payments by Schroders or its affiliates. Schroder Fund Advisors Inc.,
Schroders, or their affiliates may, at their own expense and out of their own assets, provide compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, they may make this compensation available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of the Fund. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

If correspondence to the shareholder's address of record is returned, then, unless the Transfer Agent determines the shareholder's new address, the Transfer
Agent will reinvest dividends and other distributions that have been returned to it in the Fund, and the checks will be canceled.

HOW TO SELL SHARES

When You May Redeem. You may sell your Advisor Shares back to the Fund on any day the New York Stock Exchange is open, either through your Service
Organization or directly to the Fund. If your shares are held in the name of a
Service Organization,

                                      -13

you may only sell the shares through that Service Organization. The Service
Organization may charge you a fee for its services. If you choose to sell your shares directly to the Fund, you may do so by sending a letter of instruction or stock power form to Schroder Mutual Funds, or by calling BFDS at (800) 464-3108.
The price you will receive is the net asset value next determined after receipt of your redemption request in good order. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. A bank, broker-dealer, or certain other financial institutions must guarantee any signature in the form of the Stamp 2000
Medallion Guarantee. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than $50,000. The
Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, surviving joint owners, those acting through powers of attorney, or similar delegation.

If you redeem shares through your Service Organization, your Service
Organization is responsible for ensuring that the Transfer Agent receives your redemption request in proper form and at the appropriate time. If your Service
Organization receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with your Service
Organization; you may also instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your Service Organization's or your own complete wiring instructions. Your Service Organization may charge you separately for this service.

The Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. The Trust generally sends payment for shares on the business day after a request is received. In case of emergencies, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Advisor Shares by check, the Trust will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

Involuntary Redemptions. If, because of your redemptions, your account balance for the Fund falls below a minimum amount set by the Trustees (presently
$2,000), the Trust may choose to redeem your Advisor Shares in the Fund and pay you for them. You will receive at least 30 days written notice before the Trust redeems your Advisor Shares, and you may purchase additional Advisor Shares at any time to avoid a redemption. The Trust may also redeem Advisor Shares if you own shares of the Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

Suspension. The Trust may suspend the right of redemption for the Fund during any period when: (1) trading on the New York Stock Exchange is restricted, as determined by the SEC, or the Exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC)
exists, making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

Redemptions in kind. The Trust has agreed to redeem Advisor Shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets attributable to Advisor Shares during any 90-day period for any one shareholder.
In consideration of the best interests of the remaining shareholders of the
Fund, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. The Trust does not expect to redeem Advisor Shares in kind under normal circumstances. If the Trust redeems your Advisor Shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the price of those securities may change between the time when you receive the securities and the time when you are able to dispose of them.

General. If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each signature, by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. For more details, please contact BFDS at (800) 464-3108, your Schroders client representative or your financial intermediary. The Trust may require corporations, fiduciaries, and other types of shareholders to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. BFDS and the
Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.

ADDITIONAL INFORMATION ABOUT ADVISOR SHARES; DISTRIBUTION PLANS

                                      -14

The Trust sells Advisor Shares of the Fund at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund you select. You also receive the full value of your Advisor
Shares when you sell them back to the Fund, without any deferred sales charge.

Distribution plans. The Fund has adopted a Distribution Plan pursuant to Rule
12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution and other fees with respect to its Advisor Shares. Under the
Plan, the Fund may make payments at an annual rate of up to 0.25% of the average daily net assets attributable to its Advisor Shares to compensate the distributor for distribution services and certain shareholder services with respect to the Fund's Advisor Shares.

Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in Advisor Shares of the Fund and may cost you more than paying other types of sales charges.

In addition, the Fund may pay Schroders or its affiliates, banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency, and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. In addition, the Fund's service providers, including Schroders, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

EXCHANGES

You can exchange your Advisor Shares of the Fund for Advisor Shares of other funds in the Schroder family of funds at any time at their respective net asset values. The Trust would treat the exchange as a sale of your Advisor Shares, and any gain on the exchange will generally be subject to tax. For a listing of the
Schroder funds available for exchange and to exchange Advisor Shares, please contact your Service Organization or call the Trust directly at (800) 464-3108.
(From outside the United States, please call collect to (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.) In order to exchange shares by telephone, you must complete the appropriate section of the
Account Application. The Trust and Schroders reserve the right to change or suspend the exchange privilege at any time. Schroders would notify shareholders of any such change or suspension. The Trust or Schroders may limit the amount or number of exchanges or reject any exchange if the Trust or Schroders believes that the investor in question is engaged in "market timing activities" or similar activities that may be harmful to the Fund or its shareholders. See "How to Buy Shares" above for additional information.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends from net investment income daily and distributes these dividends monthly. The Fund distributes net realized capital gain at least annually. The Fund makes distributions from net capital gain after applying any available capital loss carryovers.

Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends through the date of redemption.

YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

  o   Reinvest all distributions in additional Advisor Shares of the Fund;

  o   Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional Advisor Shares of the Fund;

  o   Receive distributions from net investment income in additional Advisor
      Shares of the Fund while receiving capital gain distributions in cash; or

  o   Receive all distributions in cash.

You can change your distribution option by notifying the Transfer Agent in writing. If you do not select an option when you open your account, the Fund will reinvest all distributions in Advisor Shares of the Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

                                      -15-

TAXES

TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends) are taxed as ordinary income. Taxes on distributions of capital gains are determined by how long your Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Generally, gains realized by the Fund on the sale or exchange of investments, the income from which is tax exempt, will be taxable to shareholders. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from
"qualified dividend income" will be taxed in the hands of individuals at rates applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10%
and 15% rate brackets - for taxable years beginning on or before December 31,
2008.

TAXES WHEN YOU SELL, REDEEM OR EXCHANGE YOUR SHARES. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund)
of your shares in the Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

FOREIGN TAXES. The Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

INVESTMENTS IN DEBT OBLIGATIONS. The Fund's investment in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a
summary of certain U.S. federal income tax consequences of investing in the
Fund. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Fund.

USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with the Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation.
If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

                                      -16-

                               INVESTMENT ADVISER
                Schroder Investment Management North America Inc.
                                875 Third Avenue
                            New York, New York 10022

                                  ADMINISTRATOR
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                    CUSTODIAN
                             J.P. Morgan Chase Bank
                                 270 Park Avenue
                            New York, New York 10017

                                   DISTRIBUTOR
                           Schroder Fund Advisors Inc.
                                875 Third Avenue
                            New York, New York 10022

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                      Boston Financial Data Services, Inc.
                               Two Heritage Drive
                        North Quincy, Massachusetts 02171

                                     COUNSEL
                                Ropes & Gray LLP
                             One International Place
                           Boston, Massachusetts 02110

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PricewaterhouseCoopers LLP
                               Two Commerce Square
                                   Suite 1700
                               2001 Market Street
                        Philadelphia, Pennsylvania 19103

SCHRODER SERIES TRUST
Schroder U.S. Core Fixed Income Fund

Schroder U.S. Core Fixed Income Fund has a statement of additional information
(SAI) which includes additional information about the Fund. The SAI is incorporated by reference into this Prospectus, which means it is part of this
Prospectus for legal purposes. You may get free copies of these materials, request other information about the Fund, or make shareholder inquiries by calling (800) 464-3108. From outside the United States, please call collect to
(617) 483-5000 and ask to speak with a representative of the Schroder Mutual
Funds.

You may review and copy information about the Fund, including its SAI, at the
Securities and Exchange Commission's public reference room in Washington, D.C.
You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Fund on the Commission's Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C.
20549-0102. You may need to refer to Schroder Series Trust's file number under the Investment Company Act, which is 811-7840.

SCHRODER SERIES TRUST
875 Third Avenue
New York, New York 10022
(800) 464-3108

File No. 811-7840

                                                   Filed Pursuant to Rule 497(c)
                                    under the Securities Act of 1933, as amended
                                                  Registration File No: 33-65632

                              SCHRODER SERIES TRUST

                      Schroder U.S. Core Fixed Income Fund

                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 31, 2004

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when accompanied or preceded by a Prospectus for
Schroder U.S. Core Fixed Income Fund (the "Fund"), as amended or supplemented from time to time. This SAI relates to the Fund's Investor Shares and Advisor
Shares. Investor Shares and Advisor Shares of the Fund are offered through separate Prospectuses, each dated December 31, 2004 (each, a "Prospectus," and together, the "Prospectuses"). This SAI contains information which may be useful to investors but which is not included in the Prospectuses, as amended or supplemented from time to time. Investors may obtain free copies of the
Prospectuses by calling the Fund at (800) 464-3108. From outside the United
States, please call collect to (617) 483-5000 and ask to speak with a Schroder
Mutual Funds representative. The Fund is a series of Schroder Series Trust.

TRUST HISTORY.............................................................B-1
FUND CLASSIFICATION.......................................................B-1
CAPITALIZATION AND SHARE CLASSES..........................................B-1
ADDITIONAL INFORMATION CONCERNING THE FUND'S PRINCIPAL

PERFORMANCE INFORMATION OF CERTAIN OTHER ACCOUNTS MANAGED

                      SCHRODER U.S. CORE FIXED INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

Schroder Series Trust (the "Trust") is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust's
Agreement and Declaration of Trust (as amended, the "Declaration of Trust"), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Schroder U.S. Core Fixed Income Fund (the
"Fund") is a series of the Trust. The Trust currently also comprises three other series, Schroder Municipal Bond Fund, Schroder Short-Term Municipal Bond Fund,
and Schroder Enhanced Income Fund, which are offered through separate prospectuses and separate statement of additional information. Schroder
Investment Management North America Inc. ("Schroders") serves as investment adviser to the Fund.

FUND CLASSIFICATION

The Fund is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company
Act"). This means that with respect to 75% of the Fund's total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies). The Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

CAPITALIZATION AND SHARE CLASSES

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The shares of the Fund described in this SAI are currently divided into two classes, Investor Shares and Advisor Shares. Each class of shares is offered through a separate Prospectus. Unlike Investor Shares, Advisor
Shares are currently subject to distribution fees, so that the performance of the Fund's Investor Shares will normally be more favorable than that of the
Fund's Advisor Shares over the same time period. The Fund may suspend the sale of shares at any time.

Shares of the Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each
Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for the Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class.
Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the
Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if the Fund were liquidated, each class of shares of that Fund would receive the net assets of that Fund attributable to the class of shares. Because Investor and Advisor Shares are subject to different expenses, the Fund's dividends and other distributions will normally differ between the two classes.

ADDITIONAL INFORMATION CONCERNING THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The following discussion provides additional information concerning the Fund's principal investment strategies and the principal risks of the Fund described in the Prospectuses. Unless a strategy or policy described below is specifically prohibited by the Fund's investment restrictions as set forth in the
Prospectuses or under "Investment Restrictions" in this SAI, or by applicable law, the Fund may engage in each of the practices described below.

                                      B-1

FIXED INCOME SECURITIES. In periods of declining interest rates, the yield
(income from portfolio investments) of the Fund may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to the Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of the Fund can generally be expected to change as general levels of interest rates fluctuate. The values of fixed income securities in the Fund's portfolio generally vary inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

ZERO-COUPON SECURITIES. Zero-coupon securities in which the Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of the Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities. The Fund is required to distribute the income on zero-coupon securities as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

Zero-coupon securities may include U.S. Treasury bills issued directly by the
U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including
Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on
Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities
(i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal
Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

MORTGAGE RELATED AND ASSET-BACKED SECURITIES. Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

                                      B-2

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return the adviser expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates.
One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the
U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.
CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.
Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities.
Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is

                                      B-3

extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets.
A rapid rate of principal prepayments may have a measurable adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

LOAN PARTICIPATIONS AND OTHER FLOATING RATE LOANS. The Fund may invest in "loan participations." By purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The Fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the Fund will invest, however, Schroders will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Schroders' analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Schroders will be unable to access non-public information to which other investors in syndicated loans may have access. Because loan participations in which the Fund may invest are not generally rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan participation will depend almost exclusively on Schroders', and the original lending institution's, credit analysis of the borrower. Investments in loan participations may be of any quality, including "distressed" loans, and will be subject to the Fund's credit quality policy.

Loan participations may be structured in different forms, including novations, assignments and participating interests. In a novation, the Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund assumes the position of a co-lender with other syndicate members. As an alternative, the Fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The
Fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The Fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the
Fund such payments and to enforce the Fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the underlying loan. When the Fund is required to rely upon a lending institution to pay to the Fund principal, interest and other amounts received by it, Schroders will also evaluate the creditworthiness of the lending institution.

                                      B-4

The borrower of a loan in which the Fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the
Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the Fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the Fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the Fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the Fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the Fund may also involve loans made in foreign currencies. The Fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in floating rate loans, Schroders may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund's portfolio. Possession of such information may in some instances occur despite
Schroders' efforts to avoid such possession, but in other instances Schroders may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Schroders' ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on Schroders' ability to trade could have an adverse effect on the Fund by, for example, preventing the
Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Schroders may hold other securities issued by borrowers whose floating rate loans may be held in the Fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the Fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, Schroders may owe conflicting fiduciary duties to the Fund and other client accounts.
Schroders will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Schroders' client accounts collectively held only a single category of the issuer's securities.

FORWARD COMMITMENTS. The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the
Fund of an advantageous yield or price.

                                      B-5

Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if Schroders deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

FLOATING RATE AND VARIABLE RATE DEMAND NOTES. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

WHEN-ISSUED SECURITIES. The Fund may from time to time purchase securities on a
"when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund.
To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While the Fund may sell its right to acquire when-issued securities prior to the settlement date, the
Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short-term debt obligations. The Fund will only enter into repurchase agreements with entities that at the time have outstanding unsecured indebtedness that would be eligible for purchase by the
Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Schroders will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate. There is no limit on the amount of the Fund's assets that may be invested in repurchase agreements.
To the extent that the Fund has invested a substantial portion of its assets in repurchase agreements, the Fund's investment return on such assets, and potentially the Fund's ability to achieve its investment objectives, will depend on the counterparties' willingness and ability to perform their obligations under the repurchase agreements.

DERIVATIVES. Certain of the instruments in which the Fund may invest, such as futures contracts, options, swaps, and forward contracts, are considered to be
"derivatives." Derivatives are financial instruments whose value depends upon, or derives from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectuses or in this SAI. The

                                      B-6

Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The Fund may also engage in derivative transactions involving foreign currencies. See "Foreign Currency
Transactions."

OPTIONS. The Fund may purchase and sell put and call options on its portfolio securities to protect against changes in market prices and for other purposes.

Call options. The Fund may write call options on its portfolio securities for various purposes, including without limitation to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. The Fund may write covered call options or uncovered call options. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When the Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund's exposure on such an option is theoretically unlimited.

In return for the premium received when it writes a covered call option, the
Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to realize a profit on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security or protect a security from being called in an unexpected market rise.

Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security.
Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options. The Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

                                      B-7

The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Fund may also purchase put and call options to enhance its current return.
The Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

Options on foreign securities. The Fund may purchase and sell options on foreign securities if in Schroders' opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S.
securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Schroders will not forecast interest rate or market movements correctly, that the Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroders to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will enter into an option position only if Schroders believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroders believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of Schroders may be considered such a group. These position limits may restrict the Fund's ability to purchase or sell options on particular securities.

As described below, the Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, the
Fund may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options.
Options in the over-the-counter market may also involve the risk that securities dealers participating

                                      B-8

in such transactions would be unable to meet their obligations to the Fund.
Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing Corporation. The
Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroders, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

Government regulations, particularly the requirements for qualification as a
"regulated investment company" (a "RIC") under the United States Internal
Revenue Code of 1986, may also restrict the Trust's use of options.

FUTURES CONTRACTS. To the extent permitted by the investment restrictions set forth under "Investment Restrictions" below, by the investment policies described in the Prospectuses and by applicable law, the Fund may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the
Commodity Futures Trading Commission (the "CFTC"). Depending upon the change in the value of the underlying security or index when the Fund enters into or terminates a futures contract, the Fund may realize a gain or loss.

The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange
Act (the "CEA") and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Futures on Securities and Related Options. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities -- assuming a "long" position - the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the
Fund's assets, reflect the fair value of the contract, in which case the positions will be fair valued by the Trustees or such persons.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of securities held by the
Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures on securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

                                      B-9

Successful use by the Fund of futures contracts on securities is subject to
Schroders' ability to predict correctly movements in the direction of the security's price and factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series.
There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers'
requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to the Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Index Futures Contracts and Options. The Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

Depending on the change in the value of the index between the time when the Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York
Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of
$180 and the S&P 100 Index is at $184 on that future date, the Fund will gain
$400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose
$200 (100 units x loss of $2).

The Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge the Fund's investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroders' judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities.

                                      B-10

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, the Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. The
Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

The Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

Margin Payments. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as
"initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund's position declines in value.
The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the
Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

                                      B-11

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.
Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of the Fund's securities which are the subject of a hedge. Schroders will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund's portfolio securities sought to be hedged.

Successful use of futures contracts and options by the Fund for hedging purposes is also subject to Schroders' ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the
Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroders may still not result in a successful hedging transaction over a very short time period.

Lack of Availability. Because the markets for certain options and futures contracts and other derivative instruments in which the Fund may invest
(including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, the Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that the Fund will engage in such transactions at any time or from time to time. The Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

Other Risks. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options,

                                      B-12

unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

WARRANTS TO PURCHASE SECURITIES. The Fund may invest in warrants to purchase securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

SWAP AGREEMENTS. The Fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the
United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of the Fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures.

The Fund may also enter into "credit default" swap transactions. In a credit default swap, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of a default (or similar events) by a third party on its obligations. Therefore, in a credit default swap, the Fund may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). The Fund would generally enter into this type of transaction to limit or reduce risk with respect to bonds or loans that it owns in its portfolio or otherwise in connection with transactions intended to reduce one or more risks in the Fund's portfolio. In addition, the Fund could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. The Fund would generally enter into this type of transaction as a substitute for investment in the securities of the issuer, or otherwise to increase the Fund's investment return.

The Fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to the Fund, or the Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. The Fund's ability to engage in certain swap transactions may be limited by tax considerations.

HYBRID INSTRUMENTS. These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of depositor other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities
(collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars

                                      B-13

or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market
(or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often
"customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the
Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans)
and the issuance by that entity or one or more classes of securities
("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate

                                      B-14

provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

FOREIGN SECURITIES. The Fund may invest in securities principally traded in foreign markets. The Fund may also invest in Eurodollar certificates of deposit and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S.
company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the
United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities may be denominated in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between currencies.
In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United
States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by the
Fund will reduce its net income available for distribution to shareholders.

FOREIGN CURRENCY TRANSACTIONS. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Fund may engage in both "transaction hedging" and "position hedging".

When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of that Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the
U.S. dollar and the applicable foreign currency during the period between the

                                      B-15

date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the
Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroders'
opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of the Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

To offset some of the costs to the Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell.
They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will utilize hedging transactions at any time or from time to time.

The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the

                                      B-16

contract as agreed by the parties, at a price set at the time of the contract.
In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New
York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges.
Such options will be purchased or written only when Schroders believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions
(less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

                                      B-17

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference
(the "spread") between prices at which they buy and sell various currencies.
Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectuses and this SAI, the Fund may employ other investment practices and may be subject to additional risks, which are described below.

LOANS OF FUND PORTFOLIO SECURITIES. The Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S.
Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2)
the Fund may at any time call the loan and regain the securities loaned; (3) the
Fund will receive any interest or dividends paid on the loaned securities; and
(4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Fund enters into a loan, Schroders considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with the Fund.

CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The Fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the

                                      B-18

underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The Fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

SHORT SALES. The Fund may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the
Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.
The net proceeds of the short sale will be retained by the broker (or by the
Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the
Fund replaces the borrowed security. The Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position.
There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

At any time that the Fund has sold a security short, it will maintain liquid securities, in a segregated account with its custodian, in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the value at the time of the securities sold short.

PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws.
Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when Schroders believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Schroders may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a

                                      B-19

specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The Fund may be deemed to be an
"underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC
Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the Fund) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Schroders. Schroders will consider a restricted security to be readily marketable if it reasonably concludes that the security can be disposed of within seven days in the ordinary course of business for a price approximately the same as the price at which the Fund values the security, considering factors such as the nature of the security and the market for the security, the frequency of recent trades and quotes for such security and the availability of information regarding prospective purchasers of such security.

TEMPORARY DEFENSIVE STRATEGIES. As described in the Prospectuses, Schroders may at times judge that conditions in the securities markets make pursuing the
Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in fixed income debt securities, cash, or money market instruments to any extent Schroders considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternate strategies, and the
Fund is not required to use alternate strategies in any case. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

         INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed with respect to the Fund without approval by the holders of a majority of the outstanding voting securities of the Fund, the Fund may not:

     1.  issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

         Note: The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction
         2, below).

     2.  borrow money, except to the extent permitted by applicable law from time to time, or purchase securities when outstanding borrowings exceed
         5% of the Fund's total assets;

         Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank (including by entering into repurchase agreements) so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

     3.  act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     4.  (i) as to 75% of its total assets, purchase any security (other than
         Government securities, as such term is defined in the 1940 Act, and securities of other investment companies), if as a result more than 5%
         of the Fund's total assets (taken at current value) would then be invested in securities of a

                                      B-20

         single issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, or

         (ii) purchase any security (other than Government securities, as such term is defined in the 1940 Act) if as a result 25% or more of the
         Fund's total assets (taken at current value) would be invested in a single industry;

     5.  make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities;

     6.  purchase or sell commodities or commodity contracts, except that the
         Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectuses or this SAI from time to time; and

     7.  purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

                              --------------------

It is contrary to the current policy of the Fund, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the
Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

In addition, the Fund may, as a matter of non-fundamental policy, engage in short sales of securities as described in this Statement of Additional
Information from time to time and pledge up to one-third of its assets in connection with permissible borrowings by the Fund. In addition, as a non-fundamental policy, the Fund will not invest in other companies for the purpose of exercising control of those companies.

All percentage limitations on investments (except the limitation with respect to securities that are not readily marketable set forth in the preceding paragraph)
will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment; except that, if the Fund is required by law to maintain the
300% asset coverage ratio described above in the Note following restriction 2, and the Fund for any reason ceases to maintain that asset coverage, it will take steps to restore that asset coverage ratio within three days thereafter
(excluding Sundays and holidays) or such longer period as may be prescribed by applicable regulations.

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectuses, the other investment policies described in this SAI or in the Prospectuses are not fundamental and may be changed by approval of the Trustees.

The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                                      B-21

MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for the general oversight of the
Trust's business. Subject to such policies as the Trustees may determine,
Schroders furnishes a continuing investment program for each Fund and makes investment decisions on its behalf. Subject to the control of the Trustees,
Schroders also manages the Fund's other affairs and business.

The names, addresses and ages of the Trustees and executive officers of the
Trust, together with information as to their principal business occupations during the past five years, are set forth in the following tables. Unless otherwise indicated, each Trustee and executive officer shall hold the indicated
positions until his or her resignation or removal.

                             DISINTERESTED TRUSTEES

The following table sets forth certain information concerning Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust
(each, a "Disinterested Trustee").

-----------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                             TERM OF                           PORTFOLIOS IN
                             POSITION(S)   OFFICE AND        PRINCIPAL         FUND COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF      OCCUPATION(S)        OVERSEEN BY      OTHER DIRECTORSHIPS
  DISINTERESTED TRUSTEE        TRUST       TIME SERVED  DURING PAST 5 YEARS      TRUSTEE           HELD BY TRUSTEE
 ----------------------------------------------------------------------------------------------------------------------

David N. Dinkins, 77         Trustee      Indefinite     Trustee of the             10                   None
875 Third Avenue, 22nd Fl.                Since 1994     Trust and
New York, NY 10022                                       Schroder Capital
                                                         Funds (Delaware);
                                                         Professor,
                                                         Columbia School
                                                         of International
                                                         and Public Affairs

-----------------------------------------------------------------------------------------------------------------------
Peter E. Guernsey, 83        Trustee      Indefinite     Trustee of the              9                   None
875 Third Avenue, 22nd Fl.                Since 1993     Trust and
New York, NY 10022                                       Schroder Capital
                                                         Funds (Delaware);
                                                         Retired.
                                                         Formerly, Senior
                                                         Vice President,
                                                         Marsh & McLennan,
                                                         Inc. (insurance
                                                         services)

-----------------------------------------------------------------------------------------------------------------------
John I. Howell, 88           Trustee      Indefinite     Trustee and Lead           10          American Life
875 Third Avenue, 22nd Fl.                Since 1993     Disinterested                          Assurance Co. of New
New York, NY 10022                                       Trustee of the                         York; United States
                                                         Trust, Schroder                        Life Insurance Co. of
                                                         Capital Funds                          the City of New York;
                                                         (Delaware) and                         First SunAmerica Life
                                                         Schroder Global                        Insurance Co.
                                                         Series Trust;
                                                         Private
                                                         Consultant,
                                                         Indian Rock
                                                         Corporation
                                                         (individual
                                                         accounting)

                                      B-22

-----------------------------------------------------------------------------------------------------------------------
Peter S. Knight, 53          Trustee      Indefinite     Trustee of the                         Schroder Long/Short
875 Third Avenue, 22nd Fl.                Since 1993     Trust, Schroder             9          Fund; Schroder Credit
New York, NY 10022                                       Capital Funds                          Renaissance Fund, LP;
                                                         (Delaware) and                         Schroder Alternative
                                                         Schroder Global                        Strategies Fund;
                                                         Series Trust;                          Schroder Emerging
                                                         President,                             Markets Debt
                                                         Generation                             Opportunity Fund;
                                                         Investment                             Medicis
                                                         Management US.
                                                         Formerly:
                                                         Managing
                                                         Director, MetWest
                                                         Financial
                                                         (financial
                                                         services);
                                                         President, Sage
                                                         Venture Partners
                                                         (investing); and
                                                         Partner, Wunder,
                                                         Knight, Forcsey &
                                                         DeVierno (law
                                                         firm).

-----------------------------------------------------------------------------------------------------------------------
William L. Means, 68         Trustee      Indefinite     Trustee of the              9                   None
875 Third Avenue, 22nd Fl.                Since 1997     Trust and
New York, NY 10022                                       Schroder Capital
                                                         Funds
                                                         (Delaware).
                                                         Retired.
                                                         Formerly,
                                                         Director,
                                                         Schroder Asian
                                                         Growth Fund.

-----------------------------------------------------------------------------------------------------------------------
Clarence F. Michalis, 82     Trustee      Indefinite     Trustee of the             10                   None
875 Third Avenue, 22nd Fl.                Since 1993     Trust, Schroder
New York, NY 10022                                       Capital Funds
                                                         (Delaware) and Schroder
                                                         Global Series Trust;
                                                         Chairman of the Board
                                                         of Directors, Josiah
                                                         Macy, Jr., Foundation

Hermann C. Schwab, 84        Trustee      Indefinite     Trustee of the              9                   None
875 Third Avenue, 22nd Fl.                Since 1993     Trust and
New York, NY 10022                                       Schroder Capital
                                                         Funds
                                                         (Delaware).
                                                         Retired.
                                                         Formerly,
                                                         consultant to
                                                         Schroder Capital
                                                         Management
                                                         International,
                                                         Inc.; Trustee,
                                                         St.
                                                         Luke's/Roosevelt
                                                         Hospital Center
James D. Vaughn, 59          Trustee      Indefinite     Trustee and                10                   None
875 Third Avenue, 22nd Fl.                Since 2003     Chairman of the
New York, New York  10022                                Audit Committee
                                                         of the Trust,
                                                         Schroder Capital
                                                         Funds (Delaware)
                                                         and Schroder
                                                         Global Series
                                                         Trust; Managing
                                                         Partner
                                                         (retired),
                                                         Deloitte & Touche
                                                         USA, LLP-Denver.
-----------------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEES

The following table sets forth certain information concerning Trustees who are
"interested persons" (as defined in the Investment Company Act) of the Trust
(each, an "Interested Trustee").

                                      B-23

-----------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                            TERM OF                            PORTFOLIOS IN
                            POSITION(S)    OFFICE AND        PRINCIPAL         FUND COMPLEX
 NAME, AGE AND ADDRESS OF    HELD WITH     LENGTH OF       OCCUPATION(S)        OVERSEEN BY      OTHER DIRECTORSHIPS
    INTERESTED TRUSTEE         TRUST      TIME SERVED   DURING PAST 5 YEARS       TRUSTEE          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------

Peter  L. Clark,40*          Trustee      Indefinite     Trustee and                 9                   None
875 Third Avenue, 22nd Fl.   and          Since 2003     Chairman of the
New York, NY 10022           Chairman                    Trust and
                                                         Schroder Capital Funds
                                                         (Delaware); Chief
                                                         Executive Officer,
                                                         Schroders. Formerly,
                                                         Managing Director and
                                                         Head of Emerging
                                                         Markets, JP Morgan/JP
                                                         Morgan Investment
                                                         Management; Vice
                                                         President and Head of
                                                         Proprietary Trading, JP
                                                         Morgan.
-----------------------------------------------------------------------------------------------------------------------

* Mr. Clark is an Interested Trustee due to his status as an officer and employee of Schroders and its affiliates.

                                    OFFICERS

The following table sets forth certain information concerning the Trust's officers. The officers of the Trust are employees of organizations that provide services to the Fund.

-----------------------------------------------------------------------------------------------------------------------
NAME, AGE AND ADDRESS        POSITION(S)  HELD WITH  TERM OF OFFICE                PRINCIPAL OCCUPATION(S)
OF OFFICER                   TRUST                   AND LENGTH OF TIME SERVED     DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------

Peter L. Clark, 40           Trustee and Chairman    Indefinite                    Trustee and Chairman of the Trust
875 Third Avenue, 22nd Fl.                           Since 2003                    and Schroder Capital Funds
New York, NY 10022                                                                 (Delaware); Chief Executive
                                                                                   Officer, Schroders. Formerly,
                                                                                   Managing Director and Head of
                                                                                   Emerging Markets, JP Morgan/JP
                                                                                   Morgan Investment Management; Vice
                                                                                   President and Head of Proprietary
                                                                                   Trading, JP Morgan.
-----------------------------------------------------------------------------------------------------------------------

Mark A. Hemenetz, 48         President          and  Indefinite                    Chief Operating  Officer,  Director
875 Third Avenue, 22nd Fl.   Principal    Executive  Since May 2004                and   Executive   Vice   President,
New York, NY 10022           Officer                                               Schroders;  Chairman and  Director,
                                                                                   Schroder   Fund   Advisors    Inc.;
                                                                                   President,  Schroder  Capital Funds
                                                                                   (Delaware)   and  Schroder   Global
                                                                                   Series  Trust;  formerly  Executive
                                                                                   Vice   President  and  Director  of
                                                                                   Investment Management,  Bank of New
                                                                                   York.
-----------------------------------------------------------------------------------------------------------------------

Alan M. Mandel, 47           Treasurer and Chief     Indefinite                    First Vice President, Schroders;
875 Third Avenue, 22nd Fl.   Financial Officer       Since May 2003                Chief Operating Officer, Treasurer
New York, NY 10022                                                                 and Director, Schroder Fund
                                                                                   Advisors Inc.; Treasurer and Chief
                                                                                   Financial Officer, Schroder Global
                                                                                   Series Trust and Schroder Capital
                                                                                   Funds (Delaware).

-----------------------------------------------------------------------------------------------------------------------

Barbara Brooke Manning, 57   Chief Compliance        Indefinite                    Senior Vice President, Director
875 Third Avenue, 22nd Fl.   Officer                 Since May 2004                and Chief Compliance Officer,
New York, NY  10022                                                                Schroders and Schroder Fund
                                                                                   Advisors Inc.; Chief Compliance
                                                                                   Officer, Schroder Global Series
                                                                                   Trust and Schroder Capital Funds
                                                                                   (Delaware).
-----------------------------------------------------------------------------------------------------------------------

                                      B-24

-----------------------------------------------------------------------------------------------------------------------

Carin F. Muhlbaum, 42        Vice President and      Indefinite                    Senior Vice President and General
875 Third Avenue, 22nd Fl.   Clerk                   Vice President since 1998;    Counsel, Schroders;  Senior Vice
New York, NY 10022                                   Clerk since 2001              President, Secretary and General
                                                                                   Counsel, Schroder Fund Advisors
                                                                                   Inc.; Vice President and
                                                                                   Secretary/Clerk, Schroder Global
                                                                                   Series Trust and Schroder Capital
                                                                                   Funds (Delaware).
-----------------------------------------------------------------------------------------------------------------------

                              CERTAIN AFFILIATIONS

The following table lists the positions held by the Trust's officers and any
Interested Trustees with affiliated persons or principal underwriters of the
Trust:

-------------------------------------------------------------------------------------------------
                                                          POSITIONS HELD WITH
                                                         AFFILIATED PERSONS OR
                                                         PRINCIPAL UNDERWRITERS
                   NAME                                     OF THE TRUST
-------------------------------------------------------------------------------------------------

Peter L. Clark                            Trustee and Chairman of the Trust and Schroder
                                          Capital Funds (Delaware); Chief Executive Officer,
                                          Schroders; Chairman and Director, Schroder Fund
                                          Advisors, Inc.. Formerly, Managing Director and
                                          Head of Emerging Markets, JP Morgan/JP Morgan
                                          Investment Management; Vice President and Head of
                                          Proprietary Trading, JP Morgan.
-------------------------------------------------------------------------------------------------
Mark A. Hemenetz                          President of the Trust, Schroder Capital Funds
                                          (Delaware) and Schroder Global Series Trust; Chief
                                          Operating Officer, Director and Executive Vice
                                          President, Schroders; Chairman and Director,
                                          Schroder Fund Advisors, Inc.
-------------------------------------------------------------------------------------------------
Alan M. Mandel                            First Vice President, Schroders; Chief Operating
                                          Officer, Treasurer and Director, Schroder Fund
                                          Advisors Inc.; Treasurer and Chief Financial
                                          Officer, Schroder Global Series Trust, Schroder
                                          Capital Funds (Delaware) and the Trust.
-------------------------------------------------------------------------------------------------
Barbara Brooke Manning                    Senior Vice President, Director and Chief
                                          Compliance Officer, Schroders and Schroder Fund
                                          Advisors Inc.; Chief Compliance Officer, Schroder
                                          Global Series Trust, Schroder Capital Funds
                                          (Delaware) and the Trust.
-------------------------------------------------------------------------------------------------
Carin F. Muhlbaum                         Senior Vice President and General Counsel,
                                          Schroders; Senior Vice President, Secretary and
                                          General Counsel, Schroder Fund Advisors Inc.; Vice
                                          President and Secretary/Clerk, Schroder Global
                                          Series Trust, Schroder Capital Funds (Delaware) and
                                          the Trust.
-------------------------------------------------------------------------------------------------

                       COMMITTEES OF THE BOARD OF TRUSTEES

Audit Committee. The Board of Trustees has an Audit Committee composed of all of the Disinterested Trustees (Messrs. Dinkins, Guernsey, Howell, Knight, Means,
Michalis, Schwab and Vaughn). The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the
Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Fund, and considers other services provided by those accountants to the Fund and Schroders and its affiliates and the possible effect of those services on the independence of those accountants. The Audit Committee met five times during the fiscal year ended October 31, 2004.

Nominating Committee. All of the Disinterested Trustees (Messrs. Dinkins,
Guernsey, Howell, Knight, Means, Michalis, Schwab and Vaughn) serve as a
Nominating Committee of the Board responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at

                                      B-25

the time of the nomination and the nominee meets the Committee's criteria.
Nominee recommendations may be submitted to the Clerk of the Trust at the
Trust's principal business address. The Nominating Committee met once during the fiscal year ended October 31, 2004.

                              SECURITIES OWNERSHIP

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Schroders family of investment companies, as of December 31, 2003.

-----------------------------------------------------------------------------------------------------------------
                                                                                         AGGREGATE DOLLAR RANGE
                                                                                               OF EQUITY
                                                                                           SECURITIES IN ALL
                                                                    DOLLAR RANGE OF      REGISTERED INVESTMENT
                                                                       EQUITY            COMPANIES OVERSEEN BY
                                                                  SECURITIES IN THE       TRUSTEE IN FAMILY OF
    NAME OF TRUSTEE                         FUND                        FUNDS             INVESTMENT COMPANIES*
-----------------------------------------------------------------------------------------------------------------
                                                                       Ranges:                  Ranges:
                                                                     None                     None
                                                                     $1-$10,000               $1-$10,000
                                                                     $10,001-$50,000          $10,001-$50,000
                                                                     $50,001-$100,000         $50,001-$100,000
                                                                     Over $100,000            Over $100,000

------------------------------------------------------------------------------------------------------------------

   DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------
   DAVID N. DINKINS                                                                               None
-----------------------------------------------------------------------------------------------------------------
                                U.S. CORE FIXED INCOME FUND             None
-----------------------------------------------------------------------------------------------------------------
   PETER E. GUERNSEY                                                                              None
-----------------------------------------------------------------------------------------------------------------
                                U.S. CORE FIXED INCOME FUND             None
-----------------------------------------------------------------------------------------------------------------
   JOHN I. HOWELL                                                                           $10,001-$50,000
-----------------------------------------------------------------------------------------------------------------
                                U.S. CORE FIXED INCOME FUND             None
-----------------------------------------------------------------------------------------------------------------
   PETER S. KNIGHT                                                                                None
-----------------------------------------------------------------------------------------------------------------
                                U.S. CORE FIXED INCOME FUND             None
-----------------------------------------------------------------------------------------------------------------
   WILLIAM L. MEANS                                                                            $1-$10,000
-----------------------------------------------------------------------------------------------------------------
                                U.S. CORE FIXED INCOME FUND             None
-----------------------------------------------------------------------------------------------------------------
   CLARENCE F. MICHALIS                                                                       Over $100,000
-----------------------------------------------------------------------------------------------------------------
                                U.S. CORE FIXED INCOME FUND             None
-----------------------------------------------------------------------------------------------------------------
   HERMANN C. SCHWAB                                                                              None
-----------------------------------------------------------------------------------------------------------------
                                U.S. CORE FIXED INCOME FUND             None
-----------------------------------------------------------------------------------------------------------------
   JAMES D. VAUGHN                                                                           Over $100,000
-----------------------------------------------------------------------------------------------------------------
                                U.S. CORE FIXED INCOME FUND             None
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
   INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------
   PETER L. CLARK                                                                                 None
-----------------------------------------------------------------------------------------------------------------
                                U.S. CORE FIXED INCOME FUND None
-----------------------------------------------------------------------------------------------------------------

*For these purposes, the Trust, Schroder Capital Funds (Delaware), and Schroder
Global Series Trust are considered part of the same "Family of Investment
Companies."

                                      B-26

For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person
(other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2003:

-----------------------------------------------------------------------------------------------------------------
                        NAME OF OWNERS
                              AND
                       RELATIONSHIPS TO                        TITLE OF        VALUE OF        PERCENT OF
 NAME OF TRUSTEE            TRUSTEE            COMPANY           CLASS        SECURITIES         CLASS
-----------------------------------------------------------------------------------------------------------------

David N. Dinkins              N/A                N/A              N/A             N/A             N/A
-----------------------------------------------------------------------------------------------------------------
Peter E. Guernsey             N/A                N/A              N/A             N/A             N/A
-----------------------------------------------------------------------------------------------------------------
John I. Howell                N/A                N/A              N/A             N/A             N/A
-----------------------------------------------------------------------------------------------------------------
Peter S. Knight               N/A                N/A              N/A             N/A             N/A
-----------------------------------------------------------------------------------------------------------------
William L. Means              N/A                N/A              N/A             N/A             N/A
-----------------------------------------------------------------------------------------------------------------
Clarence F. Michalis          N/A                N/A              N/A             N/A             N/A
-----------------------------------------------------------------------------------------------------------------
Hermann C. Schwab             N/A                N/A              N/A             N/A             N/A
-----------------------------------------------------------------------------------------------------------------
James D. Vaughn               N/A                N/A              N/A             N/A             N/A
-----------------------------------------------------------------------------------------------------------------

                             TRUSTEES' COMPENSATION

Trustees who are not employees of Schroders or its affiliates receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an
Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

The following table sets forth approximate information regarding compensation received by Trustees from the "Fund Complex" for the fiscal year ended October
31, 2004. (Interested Trustees who are employees of Schroders or its affiliates and officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of Schroders and its affiliates).

------------------------------------------------------------------------------------------------------
                                           AGGREGATE             TOTAL COMPENSATION FROM TRUST
                                          COMPENSATION              AND FUND COMPLEX PAID TO
            NAME OF TRUSTEE                FROM TRUST                       TRUSTEES*
------------------------------------------------------------------------------------------------------

David N. Dinkins                             $9,023                         $19,000
------------------------------------------------------------------------------------------------------
Peter E. Guernsey                            $9,498                         $20,000
------------------------------------------------------------------------------------------------------
John I. Howell                               $4,415                         $22,200
------------------------------------------------------------------------------------------------------
Peter S. Knight                              $4,420                         $22,200
------------------------------------------------------------------------------------------------------
William L. Means                             $9,498                         $20,000
------------------------------------------------------------------------------------------------------
Clarence F. Michalis                         $4,415                         $22,200
------------------------------------------------------------------------------------------------------
Hermann C. Schwab                            $9,261                         $19,500
------------------------------------------------------------------------------------------------------
James D. Vaughn                              $4,901                         $20,647
------------------------------------------------------------------------------------------------------

* The Total Compensation shown in this column for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds
(Delaware) and Schroder Global Series Trust. The Trust, Schroder Capital Funds
(Delaware) and Schroder Global Series Trust are considered part of the same
"Fund Complex" for these purposes.

                                      B-27

The Trust's Declaration of Trust provides that the Trust will indemnify its
Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the
Trust, except if it is determined in the manner specified in the Declaration of
Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

SCHRODERS AND ITS AFFILIATES

Schroders serves as the investment adviser for the Fund. Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder
U.S. Holdings Inc. (or their predecessors) have been investment managers since
1927. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of Schroder
International Holdings, which is a wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in the asset management business, and as of June 30, 2004, had under management assets of approximately $181 billion.
Schroders' address is 875 Third Avenue, 22nd Floor, New York, New York 10022.

Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroder Investment Management North America Inc..

PERFORMANCE INFORMATION OF CERTAIN OTHER ACCOUNTS MANAGED BY SCHRODERS

The following table sets forth historical performance information for the institutional investment accounts managed by Schroders that have investment objectives, policies, strategies, and investment restrictions that are substantially similar to those of the Fund (the "Schroders Composite").

The composite data is provided to illustrate the past performance of Schroders in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Fund. The information shown below does not represent the Fund's performance, and should not be considered a prediction of the future performance of the Fund or of Schroders.
The Fund is recently organized and does not yet have historical investment performance information.

The Schroders Composite performance data shown below was calculated in accordance with recommended standards of the CFA Institute1, retroactively applied to all time periods. The Schroders Composite includes all actual, fee-paying, discretionary, institutional private accounts managed by Schroders that have investment objectives, policies, strategies, and risks substantially similar to those of the Fund, and that have a minimum account size of $2 million
(accounts with assets of below $2 million are managed following a strategy
Schroders considers to be substantially different from the Fund due to their small size).

The Schroders Composite assumes the reinvestment of all earnings. No leverage has been used in the accounts included in the Schroders Composite.

A complete list and description of Schroders' composites and presentations are available upon request by contacting (800) 464-3108, or writing Schroders, at
875 Third Avenue, 22nd Floor, New York, New York 10022.

--------
1 CFA Institute (formerly the Association for Investment Management and Research
(AIMR)) is a non-profit membership and education organization with more than
60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

                                      B-28

Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns of the Composite combine the individual accounts'
returns by asset-weighing each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year. Investors should be aware that the SEC uses a methodology different from that used below to calculate performance which, as with the use of any methodology different from that below, could result in different performance results.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. The results presented below have been calculated without deduction of investment advisory fees or other expenses of the accounts in the Schroders
Composite. Rather, the performance of such accounts has been restated by applying the Net Expenses of the Fund shown in the Prospectuses (0.40% per annum for Investor Shares; 0.65% per annum for Advisor Shares) to all periods. The Net
Expenses for the Fund exceed the investment advisory fees paid by each of the accounts in the Schroders Composite for all periods shown.

The institutional private accounts are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the Investment Company Act or Subchapter M of the Internal Revenue
Code. As a result, the investment portfolio of the Fund, if it had been in operation during the periods shown, would likely have differed to some extent from those of the institutional private accounts.

The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

The table below shows the average annual total returns for the Schroders
Composite (in one column, restated to reflect deduction of Net Expenses for
Investor Shares of the Fund; in the other, to reflect deduction of Net Expenses for Advisor Shares of the Fund) and a broad-based securities market index as of
September 30, 2004.

PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

----------------------------------------------------------------------------------------------------------------------
                                    Schroders Composite          Schroders Composite
                                 (reflecting Net Expenses     (reflecting Net Expenses
                                for Investor Shares of the    for Advisor Shares of the    Lehman Brothers Aggregate
Year                                     Fund) (1)                    Fund) (1)                 Bond Index (2)
----------------------------------------------------------------------------------------------------------------------

1999                                      -0.19%                       -0.44%                       -0.83%
----------------------------------------------------------------------------------------------------------------------
2000                                      10.99%                       10.71%                       11.63%
----------------------------------------------------------------------------------------------------------------------
2001                                       8.70%                        8.43%                        8.44%
----------------------------------------------------------------------------------------------------------------------
                                          10.06%                        9.79%                       10.26%
2002
----------------------------------------------------------------------------------------------------------------------
2003                                      5.02%                        4.75%                        4.10%
----------------------------------------------------------------------------------------------------------------------
2004(3)                                    3.48%                        3.29%                        3.35%
----------------------------------------------------------------------------------------------------------------------
1 year(3)                                  4.21%                        3.95%                        3.68%
----------------------------------------------------------------------------------------------------------------------
5 years(3)                                 7.64%                        7.38%                        7.48%
----------------------------------------------------------------------------------------------------------------------

                                      B-29

----------------------------------------------------------------------------------------------------------------------
Since Inception(3)                         7.90%                        7.63%                        8.24%
----------------------------------------------------------------------------------------------------------------------

(1) The "Since Inception" Date of the Schroders Composite is December 31, 1985.
However, not all of the accounts included in the Schroders Composite have been in existence for the full period of the Composite.

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the
Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed
Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(3) For periods ended September 30, 2004.

MANAGEMENT CONTRACT

Management Contract. Under a Management Contract between the Trust, on behalf of the Fund, and Schroders, Schroders, at its expense, provides the Fund with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the Fund.

Under the Management Contract, Schroders is required to continuously furnish the
Fund with investment programs consistent with the investment objective and policies of the Fund, and to determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's
Declaration of Trust and By-laws, and of the Investment Company Act, and to the
Fund's investment objective, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.
As compensation for services provided to the Fund pursuant to the Management
Contract, Schroders is entitled to receive from the Trust a fee, computed and paid monthly, at the annual rate of 0.25% of the average daily net assets of the
Fund.

Schroders makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroders pays the compensation and expenses of officers and executive employees of the Trust. Schroders also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work.
Schroders pays the Trust's office rent.

Under the Management Contract, the Trust is responsible for all its other expenses, which may include clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses;
accounting expenses; payments under any distribution plan; shareholder servicing payments; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroders; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Fund's assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

                                      B-30

The Management Contract provides that Schroders shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Management Contract may be terminated as to the Fund without penalty by vote of the Trustees, by the shareholders of the Fund, or by Schroders, on 60 days'
written notice. The Management Contract also terminates without payment of any penalty in the event of its assignment. In addition, the Management Contract may be amended only by a vote of the shareholders of the Fund, and the Management
Contract provides that it will continue in effect from year to year (after an initial two-year period) only so long as such continuance is approved at least annually with respect to the Fund by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroders. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act.

Trustees' Approval of Management Contract. In determining to approve the Fund's
Management Contract with Schroders, the Trustees met with relevant management personnel and discussed with management Schroders' role in the management of the
Fund. The Trustees took into account the time and attention devoted by senior management and other personnel of Schroders in connection with the management of the Fund, including oversight of the investment programs of the Fund and
Schroders' implementation of that program. The Trustees also considered the business reputation of Schroders and its financial resources.

The Trustees considered Schroders' qualifications as a manager of municipal security and fixed income investment portfolios and the proposed services to be provided to the Fund. In particular, the Trustees met with, and considered the education, qualifications, and experience of, investment personnel at Schroders who would be involved in providing portfolio management services to the Fund.
The Trustees also considered other resources available at Schroders to support the Fund's portfolio management team. In this connection, the Trustees also considered the fixed income research capabilities of Schroders

The Trustees received information concerning the investment processes to be applied by Schroders in managing the Fund, as disclosed in the Prospectus, including methods for identifying fixed income securities believed to be mispriced relative to the market, techniques for risk management, portfolio construction and performance attribution. The Trustees also received information concerning the historical performance of other client accounts managed by
Schroders (or members of its investment team) utilizing the same investment processes as would be applied with respect to the Fund.

The Trustees considered the quality of the services to be provided by Schroders to the Fund. The Trustees gave substantial consideration to the fees payable under the Management Contract. The Trustees reviewed information concerning fees paid to investment advisers of similarly-managed funds and funds with net asset levels comparable to the projected size of the Fund. The Trustees concluded that the fees to be paid to Schroders under the Management Contract with respect to the Fund are fair and reasonable, given the scope and quality of the services to be rendered by Schroders to the Fund.

The Trustees evaluated the capability of Schroders with respect to regulatory compliance and compliance with the investment policies of the Fund. The Trustees considered the procedures of Schroders designed to fulfill their fiduciary duties to the Fund with respect to possible conflicts of interest, including
Codes of Ethics (regulating the personal trading of its officers and employees), and the records of those firms in these matters.

ADMINISTRATIVE SERVICES

On behalf of the Fund, the Trust has entered into an administration and accounting agreement with SEI Investments Global Fund Services ("SEI"), under which SEI provides administrative services necessary for the operation of the
Fund, including recordkeeping, preparation of shareholder communications, assistance with regulatory compliance (such as reports to and filings with the
Securities and Exchange Commission and state securities commissions), preparation and filing of tax returns, preparation of the Trust's periodic financial reports, and certain other fund

                                      B-31

accounting services. Under the agreement with SEI, the Trust, together with all mutual funds managed by Schroders, pays fees to SEI based on the combined average daily net assets of all of the funds in the Schroders complex, according to the following annual rates: 0.15% on the first $300 million of such assets, and 0.12% on such assets in excess of $300 million, subject to certain minimum charges. The Fund pays its pro rata portion of such expenses. The agreement is terminable with respect to the Fund without penalty, at any time, by the
Trustees upon six (6) months' written notice to SEI or by SEI upon six (6)
months' written notice to the Trust. The agreement is terminable by either party upon a material breach by the other party, provided that the terminating party has provided 45 days' notice of such material breach and the specified date of termination and the breaching party has not remedied the breach by the specified termination date.

DISTRIBUTOR

Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors Inc.
(the "Distributor"), 875 Third Avenue, 22nd Floor, New York, New York 10022,
serves as the distributor for the Trust's continually offered shares. The
Distributor pays all of its own expenses in performing its obligations under the
Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroders and its Affiliates" for
ownership information regarding the Distributor.

Distribution plan for Advisor Shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act that allows the Fund to compensate the Distributor in connection with the distribution of the Fund's shares. Under the Plan, the Fund may make payments at an annual rate up to 0.25%
of the average daily net assets attributable to its Advisor Shares. Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in Advisor Shares of the Fund and may cost an investor more than paying other types of sales charges.

The Distribution Plan is a compensation plan. The various costs and expenses that may be paid or reimbursed by amounts paid under the Distribution Plan include advertising expenses, costs of printing prospectuses and other materials to be given or sent to prospective investors, expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and payments to banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations.

The Distribution Plan may not be amended to increase materially the amount of payments permitted thereunder without the approval of a majority of the outstanding Advisor Shares of the Fund. Any other material amendment to a
Distribution Plan must be approved both by a majority of the Trustees and a majority of those Trustees ("Qualified Trustees") who are not "interested persons" (as defined in the Investment Company Act) of the Trust, and who have no direct or indirect financial interest in the operation of the Distribution
Plan or in any related agreement, by vote cast in person at a meeting called for the purpose. The Distribution Plan will continue in effect for successive one-year periods provided each such continuance is approved by a majority of the
Trustees and the Qualified Trustees by vote cast in person at a meeting called for the purpose. The Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by vote of a majority of the Fund's outstanding Advisor Shares.

BROKERAGE ALLOCATION AND OTHER PRACTICES

SELECTION OF BROKERS. Schroders, in selecting brokers to effect transactions on behalf of the Fund, seeks to obtain the best price and execution available.

ALLOCATION. Schroders may deem the purchase or sale of a security to be in the best interest of the Fund as well as other clients of Schroders. In such cases,
Schroders may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, such transactions will be allocated among the clients in a manner believed by Schroders to be fair and equitable and consistent with its fiduciary obligations to each client at an average price and commission.

                                      B-32

OTHER PRACTICES. Schroders and its affiliates also manage private investment companies ("hedge funds") that are marketed to, among others, existing Schroders clients. These hedge funds may invest in the same securities as those invested in by the Fund. The hedge funds' trading methodologies are generally different than those of the Fund and usually include short selling and the aggressive use of leverage.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange (normally 4:00
p.m., Eastern Time) on each day the Exchange is open for trading.

The Trustees have established procedures for the valuation of the Fund's securities, which are summarized below.

Equities listed or traded on a domestic or foreign stock exchange for which last sales information is regularly reported are valued at their last reported sale prices on such exchange on that day or, in the absence of sales that day, such securities are valued at the mean of the closing bid and ask prices ("mid-market price") or, if none, the last sale price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued on the exchange on which the security is primarily traded.) Securities purchased in an initial public offering and which have not commenced trading in a secondary market are valued at cost. Unlisted securities for which over-the-counter market quotations are readily available generally are valued at the most recently reported mid-market prices. In the case of securities traded primarily on the
National Association of Securities Dealers' Automated Quotation System
("NASDAQ"), the NASDAQ Official Closing Price will, if available, be used to value such securities as such price is reported by NASDAQ to market data vendors.

Fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debt instruments ("high yield debt") will ordinarily be valued at prices supplied by the Fund's pricing services based on the mean of bid and asked prices supplied by brokers or dealers. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, a form of fair valuation, in accordance with procedures established by the Trustees, unless Schroders believes another valuation is more appropriate. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the
Trustees.

Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price (the average of the most recently reported bid and asked prices).

All assets and liabilities of the Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted.

Long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities may be stated at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities (or, when such prices for such securities are not available -- for example, on a day when bond markets are closed -- based on other factors that may be indicative of the securities'
values).

If any securities held by the Fund are restricted as to resale, Schroders will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroders is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain officers at
Schroders) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely

                                      B-33

to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New
York Stock Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then the Pricing Committee will consider whether it is appropriate to value these securities at their fair value.

The proceeds received by the Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. The Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more funds or classes may be allocated in proportion to the net asset values of the respective funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific fund or class. The net asset value of the Fund's Advisor Shares will generally differ from that of its
Investor Shares due to the variance in dividends paid on each class of shares and differences in the expenses of Advisor Shares and Investor Shares.

TAXES

This discussion provides information generally about the U.S. federal income tax consequences of investing in the Fund, including, without limitation, consequences for taxable U.S. and non-U.S. shareholders.

TAXATION OF THE FUND. The Fund intends to qualify each year and elect to be taxed as a "regulated investment company" (a "RIC") under Subchapter M of the
United States Internal Revenue Code of 1986, as amended (the "Code").

As a RIC qualifying to have its tax liability determined under Subchapter M, the
Fund will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gain distributions.

In order to qualify as a RIC the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than the U.S. Government or other RICs) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses; and (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt interest income, and the

                                      B-34

excess, if any, of net short-term capital gains over net long-term capital losses for such year. The Fund intends to make such distributions.

If the Fund does not qualify for taxation as a RIC for any taxable year, the
Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gains (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not previously subject to tax under subchapter M), the Fund will be subject to a 4% excise tax on the under-distributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October,
November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

TAXABLE DISTRIBUTIONS. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends, as described below) are taxed as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you owned your shares. Distributions of net capital gains from the sale of investments that the Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.
Generally, gains realized by the Fund on the sale or exchange of investments, the income from which is tax exempt, will be taxable to shareholders. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individual shareholders at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Long-term capital gain rains applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10%
and 15% rate brackets - for taxable years beginning on or before December 31,
2008.

TRANSACTIONS IN FUND SHARES. Any gain resulting from a redemption, exchange
(including an exchange for shares of another fund) of shares in the Fund will generally be subject to federal income tax at either short-term or long-term capital gain rates, depending on how long a shareholder has owned his or her shares. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

FOREIGN INVESTMENTS. With respect to investment income and gains received by the
Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.
In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income or loss and may affect the timing or amount of the Fund's distributions, including in situations where such distributions may economically represent a return of a particular shareholder's

                                      B-35

investment. Investments, if any, in "passive foreign investment companies" could subject the Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund."

Because it is not anticipated that more than 50% of the value of the Fund's total assets at the close of its taxable year will consist of stocks or securities of foreign corporations, the Fund will not be able to elect to permit its shareholders to claim a credit or deduction on their income tax returns for taxes paid by the Fund to foreign countries.

HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the
Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. The Fund's investments, if any, in securities issued at a discount (for example, zero-coupon bonds) and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.

BACKUP WITHHOLDING. The Fund is generally required to withhold a percentage of certain of your dividends and other distributions if you have not provided the
Fund with your correct taxpayer identification number (normally your Social
Security number), or if you are otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

TAX SHELTER REPORTING REGULATIONS. Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal
Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is primarily a summary of certain federal income tax consequences of investing in the Fund, based on the law as of the date of this
SAI. The discussion does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

                                      B-36

PRINCIPAL HOLDERS OF SECURITIES

As of the date of this Statement of Additional Information, no person owned of record, or is known by the Trust to have owned beneficially, 5% or more of the outstanding shares of either class of the Fund. It is expected that an affiliate of Schroders will make an investment in the Fund and will likely control the
Fund for a period after its initial offering.

As of the date of this Statement of Additional Information, the Trustees of the
Trust and the officers of the Trust, as a group, owned none of the outstanding shares of either class of the Fund.

CUSTODIAN

J.P. Morgan Chase Bank, 270 Park Avenue, New York, New York, 10017, is the
custodian of the assets of the Fund. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the
Fund's investments. The custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts
02171, is the Trust's registrar, transfer agent and dividend disbursing agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm, provide audit services, and tax return preparation services. Their address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia,
Pennsylvania 19103.

CODE OF ETHICS

The Trust, Schroders, and Schroder Fund Advisors Inc., the Trust's distributor, have each adopted a combined Code of Ethics and SIMNA Ltd. has adopted a Code of
Ethics, pursuant to the requirements of Rule 17j-1 of the Investment Company
Act. Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics have been filed as exhibits to the Trust's Registration Statement.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has delegated authority and responsibility to vote any proxies relating to voting securities held by the Fund to Schroders, which intends to vote such proxies in accordance with its proxy voting policies and procedures. A copy of Schroders' proxy voting policies and procedures is attached as Appendix
B to this SAI.

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624,
serves as counsel to the Trust.

                                      B-37

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's
Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

As the Fund has not commenced operations, financial statements for the Fund are unavailable.

                                      B-38

                                                                     APPENDIX A
                                                                     ----------

                    FIXED INCOME AND COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future.
Uncertainty of position characterizes bonds in this class.

"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B." The modifier "1"
indicates that the security ranks in the higher end of its

                                      B-39

generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months.
The ratings apply to Municipal Commercial Paper as well as taxable Commercial
Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations.
Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES ("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by
Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

                                      B-40

"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC" The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and
"C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than
365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation
"1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

                                      B-41

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC. ("FITCH")

FIXED INCOME SECURITY RATINGS

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and
"AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality.
The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment. CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD"
represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

                                      B-42

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated
"F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the
"F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS

FIXED INCOME SECURITIES

Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

                                      B-43

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes.
Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

CERTIFICATES OF DEPOSIT RATINGS

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company
Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation.
Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                                      B-44

                                                                      APPENDIX B
                                                                      ----------

                  SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA
            POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS
           OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management North America Inc.'s
("Schroders") policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6 requires that Schroders:

o    Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

o    Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how Schroders voted proxies.

Rule 30b1-4 requires that the Schroder US Mutual Funds (the "Funds"):

o    Disclose their proxy voting policies and procedures in their registration statements and

o    Annually, file with the SEC and make available to shareholders their actual proxy voting.

1.       Proxy Voting General Principles

o    Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner which is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

PROXY COMMITTEE

The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy. The
Committee meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

Schroders' Global Corporate Governance Team (the "Team") is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

When making proxy-voting decisions, Schroders generally adheres to the Global
Corporate Governance Policy (the "Policy"), as revised from time to time. The
Policy, which has been developed by Schroders' Global Corporate Governance Team and approved by the Schroders Proxy Committee, sets forth Schroders' positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated

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herein by reference. The Proxy Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

Schroders uses Institutional Shareholder Services, Inc. ("ISS") to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services.
ISS' primary function with respect to Schroders is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS' and others' recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds' Voting Issues Service.

CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders' clients and the interests of Schroders and/or its employees. Schroders is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients' best interests.

For example, conflicts of interest may arise when:

o    Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with Schroders;

o    A proponent of a proxy proposal has a client relationship with Schroders;

o    A proponent of a proxy proposal has a business relationship with Schroders;

o    Schroders has business relationships with participants in proxy contests, corporate directors or director candidates;

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is "material" to any specific proposal included within the proxy. The
Team will determine whether a proposal is material as follows:

o    Routine Proxy Proposals: Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest unless the Team has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

o    Non-Routine Proxy Proposals: Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest, unless the Team determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy,
     Schroders will address matters involving such conflicts of interest as follows:

         A. if a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy;

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         B. if Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable;

         C. if the proxy proposal is (1) not addressed by the Policy or (2)
requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders' own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

         D. if the proxy proposal is (1) not addressed by the Policy or (2)
requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then
Schroders must take one of the following actions in voting such proxy: (a) vote in accordance with ISS' recommendation; (b) inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or
(c) obtain approval of the decision from the Chief Compliance Officer and the
Chief Investment Officer. The rationale of such vote will be memorialized in writing.

RECORD OF PROXY VOTING

The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the
Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the
Chief Investment Officer.

Schroders will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written)
from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

Additional Reports and Disclosures for the Schroder Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by Schroders, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule
30b1-4:

For each matter on which a fund is entitled to vote:

o    Name of the issuer of the security;

o    Exchange ticker symbol;

o    CUSIP number, if available;

o    Shareholder meeting date;

o    Brief summary of the matter voted upon;

o    Source of the proposal, i.e., issuer or shareholder;

o    Whether the fund voted on the matter;

o    How the fund voted; and

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o    Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds'
actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

July 30, 2003

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